UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your insurance company or your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	Western Asset Core Plus VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), the Portfolio’s subadviser. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	1

Portfolio overview (cont’d)

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility, but ultimately generated solid results in 2023. The market moved higher over the first quarter of the reporting period amid shifting expectations for Federal Reserve Board (the “Fed”) rate hikes. Turmoil in the regional banking industry also triggered a flight to quality assets. Those market gains were then erased during the second and third quarters of 2023, as persistent inflation led to expectations of a “higher for longer” interest rate environment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. Moderating inflation and hopes that the central bank could orchestrate a “soft landing” for the economy also supported the market.

Short-term U.S. Treasury yields declined as inflation fell and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year Treasury note began the reporting period at 4.41% and ended the period at 4.23%. The low of 3.75% was on May 4, 2023, and the peak of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began and ended the reporting period at 3.88%. The low of 3.30% was on April 5 and 6, 2023, and the peak of 4.98% occurred on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 5.53% for the twelve months ended December 31, 2023. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned 13.44% and 10.45%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed duration as yields fluctuated, trimming exposure at the long-end and adding to short and intermediate parts of the curve; the net result was a slight trim to the Portfolio’s overall long position relative to the Bloomberg U.S. Aggregate Index. In terms of sector exposures, we added to the Portfolio’s agency mortgage-backed securities (“MBS”) for most of the year as spreads widened. We then reduced some of the overweight in the fourth quarter of 2023 as spreads tightened. We also added to structured product exposures, mainly in non-agency residential mortgage-backed securities (“NARMBS”) and commercial mortgage-backed securities (“CMBS”) as well as collateralized loan obligations.

In terms of reductions, we pared the Portfolio’s overweights to investment-grade and high yield credit over the year as corporate credit spreads tightened. We also trimmed overweights to emerging markets as U.S. dollar-denominated emerging market bonds as their spreads tightened.

During the reporting period, the Portfolio used interest rate futures, options, swaps to manage its duration and yield curve exposure. These derivatives, in aggregate, modestly contributed to results. Credit default swaps on both investment-grade and high-yield indices

2	Western Asset Core Plus VIT Portfolio 2023 Annual Report

were used to manage the Portfolio’s credit exposures and contributed to results. Finally, the Portfolio’s use of currency forwards and options, which were used to take outright currency positions as well as to hedge non-U.S. dollar currency exposure, detracted from results.

Performance review

For the twelve months ended December 31, 2023, Class I shares of Western Asset Core Plus VIT Portfolio1 returned 6.82%. The Portfolio’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned 5.53% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio:
Class I	3.59%	6.82%
Class II	3.44%	6.44%
Bloomberg U.S. Aggregate Index	3.37%	5.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class I and Class II shares were 4.53% and 4.28%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.51% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	3

Portfolio overview (cont’d)

Q. What were the leading contributors to performance?

A. The largest contributor to performance was the Portfolio’s emerging markets exposure, as positions across emerging markets currencies, local rates and U.S. dollar-denominated emerging markets bonds were additive for returns. An overweight to corporate credit, both investment-grade and high-yield, was the second largest contributor to performance as corporate bond spreads tightened. Additionally, an overweight to agency MBS was beneficial as their spreads tightened. The Portfolio’s interest rate positioning was a net contributor to performance, mainly due to the yield curve positioning focused on the long end of the curve. While certain yield curve segments were mixed, the full yield curve (3-month to 30-year) flattened, which benefited the Portfolio. Finally, an overweight to structured products had minimal impact on performance as contributions from NARMBS were fully offset by detractions from CMBS as certain Single-Asset Single-Borrower (“SASB”) bonds were marked down later in the reporting period.

Q. What were the leading detractors from performance?

A. The main detractor from performance was the Portfolio’s developed non-U.S. exposures, mainly due to currency exposures as the U.S. dollar generally strengthened against certain currencies, though developed market rates positions contributed. An overweight duration positioning modestly detracted from returns as yields rose until the fourth quarter of 2023.

Thank you for your investment in the Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 18, 2024

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market

4	Western Asset Core Plus VIT Portfolio 2023 Annual Report

disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 66 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: mortgage-backed securities (30.0%), financials (11.3%), collateralized mortgage obligations (11.2%), U.S. government & agency obligations (10.4%) and energy (5.8%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2023 and December 31, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	3.59%	$1,000.00	$1,035.90	0.52%	$2.67	Class I	5.00%	$1,000.00	$1,022.58	0.52%	$2.65
Class II	3.44	1,000.00	1,034.40	0.77	3.95	Class II	5.00	1,000.00	1,021.32	0.77	3.92

Western Asset Core Plus VIT Portfolio 2023 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/23	6.82%	6.44%
Five Years Ended 12/31/23	1.22	0.98
Ten Years Ended 12/31/23	1.48	N/A
Inception* through 12/31/23	—	1.16

Cumulative total returns[1]
Class I (12/31/13 through 12/31/23)	15.86%
Class II (Inception date of 5/1/15 through 12/31/23)	10.48

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg U.S. Aggregate Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

10	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Schedule of investments

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.9%
Communication Services — 3.5%
Diversified Telecommunication Services — 0.5%
AT&T Inc., Senior Notes	2.300%	6/1/27	140,000	$130,006
AT&T Inc., Senior Notes	2.550%	12/1/33	210,000	171,265
AT&T Inc., Senior Notes	5.350%	9/1/40	20,000	19,768
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	10,141
AT&T Inc., Senior Notes	4.350%	6/15/45	68,000	58,788
AT&T Inc., Senior Notes	3.550%	9/15/55	96,000	69,088
AT&T Inc., Senior Notes	3.800%	12/1/57	10,000	7,442
AT&T Inc., Senior Notes	3.650%	9/15/59	30,000	21,527
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	230,000	219,179
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	20,000	19,023
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	80,000	72,403
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	144,000	142,541
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	50,000	48,510
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	60,000	54,861
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	80,000	65,837
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	162,000	139,729
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	70,000	68,335
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	100,000	104,159
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	80,000	57,700
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	250,000	199,148
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	10,000	8,380
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	50,000	42,864
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	10,000	9,552
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	10,438
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	30,000	24,950
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	30,000	20,421
Total Diversified Telecommunication Services				1,796,055
Entertainment — 0.2%
Walt Disney Co., Senior Notes	6.650%	11/15/37	50,000	58,767
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	20,000	20,015
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	70,000	67,098
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	90,000	85,436
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	310,000	283,812
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	30,000	26,462
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	10,000	8,589
Total Entertainment				550,179

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	11

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Interactive Media & Services — 0.0%††
Alphabet Inc., Senior Notes	1.900%	8/15/40	50,000	$34,693
Media — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	1,440,000	1,271,664	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	40,000	39,643
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	80,000	76,909
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	99,016
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	570,000	526,561
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	240,000	216,734
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	400,000	278,596
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	10,000	8,513
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	30,000	26,664
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	40,000	32,538
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	170,000	131,810
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	30,007
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	70,000	58,499
Comcast Corp., Senior Notes	3.150%	3/1/26	80,000	77,683

See Notes to Financial Statements.

12	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	3.300%	4/1/27	40,000	$38,585
Comcast Corp., Senior Notes	4.150%	10/15/28	270,000	266,473
Comcast Corp., Senior Notes	3.400%	4/1/30	50,000	46,819
Comcast Corp., Senior Notes	4.250%	10/15/30	320,000	315,538
Comcast Corp., Senior Notes	3.250%	11/1/39	10,000	8,105
Comcast Corp., Senior Notes	3.750%	4/1/40	40,000	34,430
Comcast Corp., Senior Notes	3.400%	7/15/46	10,000	7,756
Comcast Corp., Senior Notes	4.000%	8/15/47	20,000	16,892
Comcast Corp., Senior Notes	3.969%	11/1/47	610,000	512,756
Comcast Corp., Senior Notes	4.000%	3/1/48	10,000	8,406
Comcast Corp., Senior Notes	3.999%	11/1/49	185,000	154,669
Comcast Corp., Senior Notes	3.450%	2/1/50	50,000	38,408
Comcast Corp., Senior Notes	2.800%	1/15/51	60,000	40,023
Comcast Corp., Senior Notes	2.887%	11/1/51	280,000	189,575
Comcast Corp., Senior Notes	4.049%	11/1/52	440,000	371,662
Comcast Corp., Senior Notes	2.937%	11/1/56	27,000	17,774
Comcast Corp., Senior Notes	4.950%	10/15/58	20,000	19,618
DISH DBS Corp., Senior Notes	5.875%	11/15/24	60,000	56,313
DISH DBS Corp., Senior Notes	7.750%	7/1/26	30,000	20,926
DISH DBS Corp., Senior Notes	5.125%	6/1/29	60,000	30,986
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	30,000	25,759	(a)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	10,000	7,995	(a)
Fox Corp., Senior Notes	6.500%	10/13/33	140,000	151,630
Fox Corp., Senior Notes	5.476%	1/25/39	40,000	38,934
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	160,000	157,843
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	10,325
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	81,589
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	210,000	203,147	(a)
Total Media				5,747,773
Wireless Telecommunication Services — 1.0%
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	1,500,000	1,135,951	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	60,000	74,126
Sprint LLC, Senior Notes	7.625%	2/15/25	40,000	40,725
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	30,000	29,384
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	20,000	18,965

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	20,000	$19,405
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	60,000	54,077
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	60,000	55,814
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	820,000	777,821
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	50,000	43,090
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	50,000	44,110
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	130,000	118,999
T-Mobile USA Inc., Senior Notes	2.700%	3/15/32	490,000	417,874
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	20,000	14,981
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	160,000	116,670
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	200,000	178,776	(a)
Total Wireless Telecommunication Services				3,140,768
Total Communication Services				11,269,468
Consumer Discretionary — 2.8%
Automobiles — 0.9%
Ford Motor Co., Senior Notes	3.250%	2/12/32	1,200,000	998,546
Ford Motor Co., Senior Notes	6.100%	8/19/32	110,000	110,938
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	24,800
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	200,000	195,271
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/10/29	340,000	298,045
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	420,000	377,173
General Motors Co., Senior Notes	6.125%	10/1/25	60,000	60,824
General Motors Co., Senior Notes	5.600%	10/15/32	100,000	102,293
General Motors Co., Senior Notes	6.600%	4/1/36	10,000	10,716
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	530,000	510,500	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	340,000	325,518	(a)
Total Automobiles				3,014,624
Broadline Retail — 0.6%
Amazon.com Inc., Senior Notes	3.300%	4/13/27	30,000	29,140
Amazon.com Inc., Senior Notes	1.200%	6/3/27	300,000	270,759
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	124,884
Amazon.com Inc., Senior Notes	3.450%	4/13/29	70,000	67,843
Amazon.com Inc., Senior Notes	1.500%	6/3/30	60,000	50,844
Amazon.com Inc., Senior Notes	3.600%	4/13/32	350,000	333,557
Amazon.com Inc., Senior Notes	3.875%	8/22/37	80,000	74,315
Amazon.com Inc., Senior Notes	4.950%	12/5/44	50,000	51,474
Amazon.com Inc., Senior Notes	2.500%	6/3/50	400,000	266,477
Amazon.com Inc., Senior Notes	3.100%	5/12/51	190,000	141,413

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Broadline Retail — continued
Amazon.com Inc., Senior Notes	4.250%	8/22/57	20,000	$18,417
Prosus NV, Senior Notes	3.061%	7/13/31	600,000	485,040	(a)
Total Broadline Retail				1,914,163
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	30,000	28,363	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	30,000	27,692	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	400,000	392,485
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	360,000	346,176
McDonald’s Corp., Senior Notes	1.450%	9/1/25	10,000	9,469
McDonald’s Corp., Senior Notes	3.700%	1/30/26	150,000	147,535
McDonald’s Corp., Senior Notes	3.500%	3/1/27	20,000	19,480
McDonald’s Corp., Senior Notes	3.500%	7/1/27	90,000	87,469
McDonald’s Corp., Senior Notes	3.600%	7/1/30	250,000	237,262
McDonald’s Corp., Senior Notes	3.625%	9/1/49	10,000	8,025
McDonald’s Corp., Senior Notes	4.200%	4/1/50	310,000	274,568
Sands China Ltd., Senior Notes	5.375%	8/8/25	630,000	621,683
Sands China Ltd., Senior Notes	4.300%	1/8/26	200,000	192,186
Sands China Ltd., Senior Notes	2.550%	3/8/27	200,000	181,958
Sands China Ltd., Senior Notes	3.100%	3/8/29	200,000	174,548
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	76,676	(a)
Total Hotels, Restaurants & Leisure				2,825,575
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	160,000	159,196
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	2.500%	4/15/27	60,000	56,551
Home Depot Inc., Senior Notes	3.900%	12/6/28	10,000	9,860
Home Depot Inc., Senior Notes	2.700%	4/15/30	190,000	173,628
Home Depot Inc., Senior Notes	3.300%	4/15/40	230,000	190,141
Home Depot Inc., Senior Notes	3.900%	6/15/47	10,000	8,614
Home Depot Inc., Senior Notes	3.350%	4/15/50	60,000	46,684
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	40,000	39,799
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	110,000	93,249
Total Specialty Retail				618,526
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.750%	3/27/27	70,000	66,700
NIKE Inc., Senior Notes	2.850%	3/27/30	160,000	147,167

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — continued
NIKE Inc., Senior Notes	3.250%	3/27/40	40,000	$33,623
NIKE Inc., Senior Notes	3.375%	3/27/50	50,000	40,889
Total Textiles, Apparel & Luxury Goods				288,379
Total Consumer Discretionary				8,820,463
Consumer Staples — 1.3%
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	149,000	146,334
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	380,000	372,787
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	70,000	69,213
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	90,000	91,487
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	40,000	38,066
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	100,000	93,518
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	240,000	258,258
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	50,000	49,639
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	70,000	69,443
Constellation Brands Inc., Senior Notes	2.250%	8/1/31	90,000	75,679
PepsiCo Inc., Senior Notes	2.625%	3/19/27	10,000	9,488
Total Beverages				1,273,912
Consumer Staples Distribution & Retail — 0.0%††
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	90,000	77,149
Walmart Inc., Senior Notes	1.500%	9/22/28	50,000	44,699
Walmart Inc., Senior Notes	1.800%	9/22/31	20,000	16,955
Total Consumer Staples Distribution & Retail				138,803
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	90,000	88,220
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	20,000	20,127
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	10,000	11,543
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	30,000	28,936
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	80,000	78,353
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	70,000	61,167

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	10,000	$9,488
Mondelez International Inc., Senior Notes	1.500%	5/4/25	160,000	152,655
Total Food Products				450,489
Personal Care Products — 0.2%
Haleon US Capital LLC, Senior Notes	3.375%	3/24/29	260,000	246,071
Kenvue Inc., Senior Notes	4.900%	3/22/33	210,000	216,557
Total Personal Care Products				462,628
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.350%	5/6/25	20,000	19,307
Altria Group Inc., Senior Notes	4.800%	2/14/29	13,000	12,970
Altria Group Inc., Senior Notes	2.450%	2/4/32	460,000	375,415
Altria Group Inc., Senior Notes	6.875%	11/1/33	330,000	363,641
Altria Group Inc., Senior Notes	3.875%	9/16/46	40,000	30,037
Altria Group Inc., Senior Notes	5.950%	2/14/49	340,000	347,094
BAT Capital Corp., Senior Notes	3.557%	8/15/27	40,000	38,200
BAT Capital Corp., Senior Notes	4.540%	8/15/47	450,000	346,247
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	200,000	171,677
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	8,976
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	75,030
Total Tobacco				1,788,594
Total Consumer Staples				4,114,426
Energy — 5.8%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	19,708
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	9,724
Total Energy Equipment & Services				29,432
Oil, Gas & Consumable Fuels — 5.8%
Apache Corp., Senior Notes	7.750%	12/15/29	40,000	43,263
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	137,340
Apache Corp., Senior Notes	5.250%	2/1/42	10,000	8,384
Apache Corp., Senior Notes	4.750%	4/15/43	10,000	7,886
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	64,828
Apache Corp., Senior Notes	5.350%	7/1/49	40,000	33,320
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	120,000	117,230
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	170,000	162,848

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	250,000	$177,006
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	20,000	17,561	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	440,000	375,117	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	1,020,000	996,361
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	20,000	18,209
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	120,000	102,391
Chevron Corp., Senior Notes	3.078%	5/11/50	10,000	7,560
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	400,000	419,107	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	80,000	88,221	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	40,000	39,698
Continental Resources Inc., Senior Notes	2.268%	11/15/26	160,000	147,283	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	120,000	116,283
Continental Resources Inc., Senior Notes	5.750%	1/15/31	350,000	348,655	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	120,000	97,194
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	70,000	67,762
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	110,000	106,819
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	20,000	21,325	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	10,000	10,115
Devon Energy Corp., Senior Notes	4.500%	1/15/30	40,000	38,436
Devon Energy Corp., Senior Notes	5.600%	7/15/41	160,000	154,943
Devon Energy Corp., Senior Notes	4.750%	5/15/42	30,000	26,265
Devon Energy Corp., Senior Notes	5.000%	6/15/45	510,000	451,287
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	270,000	250,934
Diamondback Energy Inc., Senior Notes	4.400%	3/24/51	140,000	116,053
Ecopetrol SA, Senior Notes	5.875%	5/28/45	510,000	403,418
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	9.669%	1/16/24	40,000	38,463	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	50,000	47,639	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	100,000	95,759	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	60,000	55,439	(b)(c)
Energy Transfer LP, Senior Notes	2.900%	5/15/25	70,000	67,878

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	4.950%	6/15/28	40,000	$39,883
Energy Transfer LP, Senior Notes	5.250%	4/15/29	30,000	30,248
Energy Transfer LP, Senior Notes	3.750%	5/15/30	370,000	343,765
Energy Transfer LP, Senior Notes	5.300%	4/1/44	10,000	9,222
Energy Transfer LP, Senior Notes	5.400%	10/1/47	10,000	9,340
Energy Transfer LP, Senior Notes	6.250%	4/15/49	480,000	497,464
Energy Transfer LP, Senior Notes	5.000%	5/15/50	160,000	142,905
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	390,000	385,465
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	30,000	28,074
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	420,000	379,984
Enterprise Products Operating LLC, Senior Notes	6.650%	10/15/34	80,000	91,678
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	20,000	24,506
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	9,627
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	10,000	9,480
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	310,000	246,940
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	40,000	32,470
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	30,000	26,962	(c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	10,000	9,966
EOG Resources Inc., Senior Notes	3.900%	4/1/35	90,000	82,913
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	245,919
EQT Corp., Senior Notes	6.125%	2/1/25	6,000	6,030
EQT Corp., Senior Notes	3.900%	10/1/27	310,000	296,754
EQT Corp., Senior Notes	5.000%	1/15/29	200,000	198,321
EQT Corp., Senior Notes	3.625%	5/15/31	100,000	89,433	(a)
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	80,000	76,080
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	35,713
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	9,109
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	310,000	243,494

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	$198,825	(a)
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	9,912
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	10,000	9,492
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	60,000	59,298
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	30,000	29,608
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	68,297
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	130,000	125,289
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	90,000	82,415
MEG Energy Corp., Senior Notes	5.875%	2/1/29	20,000	19,455	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	9,937
MPLX LP, Senior Notes	2.650%	8/15/30	110,000	94,984
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	106,984
MPLX LP, Senior Notes	4.700%	4/15/48	70,000	60,483
MPLX LP, Senior Notes	5.500%	2/15/49	60,000	58,114
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	46,000	46,222
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	10,000	10,079
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	86,167
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	50,000	46,560
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	10,000	8,877
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	70,000	79,720
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	140,000	148,315
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	72,366
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	55,442
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	180,000	195,135
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	70,000	57,076
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	70,000	50,631
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	39,397
ONEOK Inc., Senior Notes	5.550%	11/1/26	80,000	81,427
ONEOK Inc., Senior Notes	5.800%	11/1/30	130,000	135,231
ONEOK Inc., Senior Notes	6.050%	9/1/33	170,000	180,196
ONEOK Inc., Senior Notes	6.625%	9/1/53	270,000	302,508
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	794,000	790,264
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	170,000	179,153
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	30,000	29,797
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	100,000	94,275
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	150,000	145,759

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	20,000	$18,574
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	30,000	25,485
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	270,000	229,520
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	39,531
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	260,000	191,068	(a)
Shell International Finance BV, Senior Notes	2.750%	4/6/30	80,000	73,117
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	9,461
Shell International Finance BV, Senior Notes	4.375%	5/11/45	240,000	220,285
Shell International Finance BV, Senior Notes	4.000%	5/10/46	40,000	34,778
Shell International Finance BV, Senior Notes	3.250%	4/6/50	430,000	323,412
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	58,535
Southwestern Energy Co., Senior Notes	5.700%	1/23/25	1,400,000	1,395,299
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	620,000	606,141
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	50,000	46,323
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	10,000	9,310	(a)
Targa Resources Corp., Senior Notes	4.200%	2/1/33	80,000	73,618
Targa Resources Corp., Senior Notes	4.950%	4/15/52	70,000	61,542
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	20,000	19,770
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	20,000	20,015
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	150,000	145,906
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	10,000	9,143
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	390,000	343,684	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	210,000	220,020
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	60,000	50,919	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	70,000	$68,165
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	20,000	19,370
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	610,000	571,161
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	10,000	8,717
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	50,000	44,663
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	50,000	44,892
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	200,000	192,914
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	40,000	36,639
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	33,988
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	160,000	179,546
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	190,000	173,027
Total Oil, Gas & Consumable Fuels				18,446,253
Total Energy				18,475,685
Financials — 10.6%
Banks — 6.7%
Banco Santander SA, Senior Notes	2.746%	5/28/25	400,000	386,278
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	146,014
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	147,299
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	240,000	199,076	(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	290,000	250,081	(c)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	500,000	425,614	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. Term SOFR + 1.302%)	3.419%	12/20/28	481,000	453,407	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. Term SOFR + 1.632%)	3.593%	7/21/28	130,000	123,382	(c)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	90,000	89,436	(c)

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. Term SOFR + 1.452%)	3.946%	1/23/49	50,000	$42,086	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. Term SOFR + 1.472%)	3.974%	2/7/30	110,000	104,220	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	430,000	362,112	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. Term SOFR + 1.782%)	4.330%	3/15/50	160,000	141,057	(c)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	750,000	733,409	(c)
Bank of America Corp., Senior Notes (4.571% to 4/27/32 then SOFR + 1.830%)	4.571%	4/27/33	590,000	562,664	(c)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	128,346
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	39,580
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	700,000	687,662
Bank of Montreal, Senior Notes	1.850%	5/1/25	160,000	153,518
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	30,000	27,628	(c)
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	80,000	75,872
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	200,000	179,069	(c)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	200,000	209,945	(a)(b)(c)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	600,000	573,073	(a)(c)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	490,000	493,813	(a)(c)
BNP Paribas SA, Senior Notes (5.894% to 12/5/33 then SOFR + 1.866%)	5.894%	12/5/34	240,000	250,923	(a)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	196,029	(a)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. Term SOFR + 3.685%)	6.300%	5/15/24	20,000	19,796	(b)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	23

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	$47,689
Citigroup Inc., Senior Notes	4.650%	7/30/45	275,000	250,127
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	660,000	544,378	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	430,000	367,533	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	70,000	68,067	(c)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	630,000	566,842	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	110,000	105,301	(c)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	120,000	119,093	(c)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	110,000	107,752	(c)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	9,881
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	78,445
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	570,000	557,217
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	163,376
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	12,494
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	62,676
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	510,000	458,130	(a)(c)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	250,000	237,309	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	194,888	(a)(c)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	500,000	484,913	(a)(c)
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	220,000	214,291
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	630,000	599,980	(c)
HSBC Holdings PLC, Senior Notes (3.973%to 5/22/29 then 3 mo. Term SOFR + 1.872%)	3.973%	5/22/30	250,000	233,727	(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	470,000	465,281	(a)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	630,000	603,656	(c)

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	80,000	$69,207	(c)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	260,000	217,019	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/40 then 3 mo. Term SOFR + 2.460%)	3.109%	4/22/41	40,000	30,825	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	40,000	28,770	(c)
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. Term SOFR + 1.207%)	3.509%	1/23/29	300,000	284,483	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. Term SOFR + 1.522%)	4.203%	7/23/29	140,000	136,142	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. Term SOFR + 1.592%)	4.452%	12/5/29	60,000	58,843	(c)
JPMorgan Chase & Co., Senior Notes (4.586% to 4/26/32 then SOFR + 1.800%)	4.586%	4/26/33	520,000	502,568	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	59,361
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	49,486
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	28,718
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	400,000	376,245	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	200,000	196,217	(c)
PNC Financial Services Group Inc., Senior Notes (5.582% to 6/12/28 then SOFR + 1.841%)	5.582%	6/12/29	280,000	286,167	(c)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	90,000	90,595	(c)
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	170,000	161,239
Royal Bank of Canada, Senior Notes	3.875%	5/4/32	180,000	169,971
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	69,230
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	80,000	75,792
Toronto-Dominion Bank, Senior Notes	4.456%	6/8/32	190,000	184,710

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	25

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Truist Financial Corp., Senior Notes (6.047%to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	190,000	$193,442	(c)
US Bancorp, Senior Notes	1.450%	5/12/25	10,000	9,526
US Bancorp, Senior Notes (2.215% to 1/27/27 then SOFR + 0.730%)	2.215%	1/27/28	30,000	27,583	(c)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	200,000	205,612	(c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	70,000	72,238	(c)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	59,922
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	530,000	503,412
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	210,000	204,276
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	150,000	143,836	(c)
Wells Fargo & Co., Senior Notes (2.393% to 6/2/27 then SOFR + 2.100%)	2.393%	6/2/28	760,000	696,435	(c)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	50,000	43,688	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. Term SOFR + 4.032%)	4.478%	4/4/31	260,000	251,387	(c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	830,000	747,154	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	660,000	628,453	(c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	120,000	122,236	(c)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	120,000	122,599	(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	48,922
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	60,000	58,767
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	193,513
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	273,206
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	33,661
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	170,000	150,005
Total Banks				21,619,896
Capital Markets — 2.8%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	50,000	48,026
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	420,000	430,919

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	80,000	$84,357	(c)
Credit Suisse AG, Senior Notes	7.950%	1/9/25	410,000	419,334
Credit Suisse AG, Senior Notes	2.950%	4/9/25	270,000	261,901
Credit Suisse AG AT1 Claim	—	—	590,000	70,800	*(d)
Credit Suisse AG, Senior Notes	7.500%	2/15/28	480,000	525,988
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	39,650
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	186,448
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	270,000	264,072
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	270,000	260,090
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	111,632
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	20,000	18,975
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	1,240,000	1,033,741	(c)
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	370,000	270,148	(c)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	20,000	15,327	(c)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	40,000	38,379	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. Term SOFR + 1.772%)	3.691%	6/5/28	150,000	143,386	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. Term SOFR + 1.420%)	3.814%	4/23/29	120,000	113,997	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. Term SOFR + 1.563%)	4.223%	5/1/29	260,000	251,680	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	80,000	78,572
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	209,325
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	140,000	135,495
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	50,000	50,112
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	480,000	461,321	(c)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	410,000	339,651	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	27

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	270,000	$248,840	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. Term SOFR + 1.402%)	3.772%	1/24/29	230,000	219,476	(c)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	60,000	47,586	(c)
UBS AG, Senior Notes	4.500%	6/26/48	200,000	197,226
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	350,000	350,111	(a)(b)(c)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/28 then 5 year Treasury Constant Maturity Rate + 4.745%)	9.250%	11/13/28	460,000	497,387	(a)(b)(c)
UBS Group AG, Senior Notes	4.550%	4/17/26	250,000	246,842
UBS Group AG, Senior Notes	4.253%	3/23/28	500,000	482,947	(a)
UBS Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	232,998	(a)(c)
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	560,000	688,812	(a)(c)
Total Capital Markets				9,075,551
Consumer Finance — 0.1%
American Express Co., Senior Notes	3.375%	5/3/24	20,000	19,851
American Express Co., Senior Notes	4.050%	5/3/29	190,000	188,190
Total Consumer Finance				208,041
Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, Senior Notes	2.450%	10/29/26	1,100,000	1,018,999
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	830,000	722,662
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	97,000	105,298
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	180,000	168,093
Mastercard Inc., Senior Notes	3.850%	3/26/50	20,000	17,473
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	49,911	(a)
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	80,000	69,970
USAA Capital Corp., Senior Notes	2.125%	5/1/30	150,000	126,152	(a)
Vanguard Group Inc.	3.050%	8/22/50	120,000	75,880

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
Visa Inc., Senior Notes	2.050%	4/15/30	120,000	$105,525
Visa Inc., Senior Notes	4.300%	12/14/45	190,000	177,348
Total Financial Services				2,637,311
Insurance — 0.2%
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	30,000	28,326	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	60,000	56,688	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	30,000	28,407	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000	9,249	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	360,000	340,725	(a)
Total Insurance				463,395
Total Financials				34,004,194
Health Care — 2.9%
Biotechnology — 0.4%
AbbVie Inc., Senior Notes	2.600%	11/21/24	30,000	29,322
AbbVie Inc., Senior Notes	3.800%	3/15/25	20,000	19,740
AbbVie Inc., Senior Notes	3.600%	5/14/25	480,000	471,745
AbbVie Inc., Senior Notes	2.950%	11/21/26	70,000	67,144
AbbVie Inc., Senior Notes	3.200%	11/21/29	510,000	476,980
AbbVie Inc., Senior Notes	4.875%	11/14/48	10,000	9,763
AbbVie Inc., Senior Notes	4.250%	11/21/49	100,000	89,182
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	26,402
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	49,219
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	47,693
Total Biotechnology				1,287,190
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	170,000	174,323
Becton Dickinson & Co., Senior Notes	3.363%	6/6/24	68,000	67,359
Becton Dickinson & Co., Senior Notes	3.734%	12/15/24	9,000	8,863
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	8,000	7,489
Roche Holdings Inc., Senior Notes	2.607%	12/13/51	200,000	134,649	(a)
Total Health Care Equipment & Supplies				392,683
Health Care Providers & Services — 1.4%
Centene Corp., Senior Notes	4.250%	12/15/27	50,000	48,216
Centene Corp., Senior Notes	4.625%	12/15/29	80,000	76,799

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	29

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Centene Corp., Senior Notes	3.375%	2/15/30	10,000	$8,985
Centene Corp., Senior Notes	3.000%	10/15/30	10,000	8,673
Cigna Group, Senior Notes	4.125%	11/15/25	70,000	69,141
Cigna Group, Senior Notes	4.375%	10/15/28	310,000	307,641
Cigna Group, Senior Notes	4.800%	8/15/38	430,000	416,162
Cigna Group, Senior Notes	4.900%	12/15/48	20,000	19,037
Cigna Group, Senior Notes	3.400%	3/15/50	100,000	74,135
CVS Health Corp., Senior Notes	3.875%	7/20/25	10,000	9,830
CVS Health Corp., Senior Notes	3.625%	4/1/27	30,000	29,081
CVS Health Corp., Senior Notes	4.300%	3/25/28	136,000	133,779
CVS Health Corp., Senior Notes	3.750%	4/1/30	400,000	376,414
CVS Health Corp., Senior Notes	1.875%	2/28/31	20,000	16,469
CVS Health Corp., Senior Notes	2.125%	9/15/31	80,000	66,269
CVS Health Corp., Senior Notes	4.125%	4/1/40	20,000	17,194
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	142,095
CVS Health Corp., Senior Notes	5.050%	3/25/48	550,000	514,896
Elevance Health Inc., Senior Notes	3.350%	12/1/24	50,000	49,084
Elevance Health Inc., Senior Notes	3.650%	12/1/27	220,000	213,539
Elevance Health Inc., Senior Notes	4.100%	5/15/32	180,000	171,996
Elevance Health Inc., Senior Notes	4.550%	5/15/52	70,000	63,950
HCA Inc., Senior Notes	5.375%	2/1/25	20,000	19,980
HCA Inc., Senior Notes	5.250%	4/15/25	30,000	29,986
HCA Inc., Senior Notes	5.250%	6/15/26	30,000	30,162
HCA Inc., Senior Notes	5.375%	9/1/26	60,000	60,303
HCA Inc., Senior Notes	4.500%	2/15/27	40,000	39,553
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	102,407
HCA Inc., Senior Notes	3.500%	9/1/30	170,000	154,155
HCA Inc., Senior Notes	5.500%	6/15/47	30,000	28,932
Humana Inc., Senior Notes	4.500%	4/1/25	20,000	19,845
Humana Inc., Senior Notes	3.950%	3/15/27	410,000	401,053
Humana Inc., Senior Notes	2.150%	2/3/32	30,000	24,684
Tenet Healthcare Corp., Senior Secured Notes	4.375%	1/15/30	10,000	9,278
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	20,000	18,733
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	280,000	274,290
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	130,000	128,163
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	30,000	25,940
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	20,000	17,338
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	90,000	88,115

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	20,000	$17,897
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	18,331
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	100,000	81,453
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	30,000	21,013
UnitedHealth Group Inc., Senior Notes	3.250%	5/15/51	180,000	136,467
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	50,000	40,778
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	10,000	7,113
Total Health Care Providers & Services				4,629,354
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	90,000	39,930	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	20,000	9,163	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	10,000	9,157	(a)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	71,000	70,060
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	158,000	149,942
Johnson & Johnson, Senior Notes	2.100%	9/1/40	460,000	327,584
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	50,000	41,806
Merck & Co. Inc., Senior Notes	2.750%	12/10/51	320,000	220,146
Pfizer Inc., Senior Notes	2.625%	4/1/30	460,000	415,105
Pfizer Inc., Senior Notes	1.700%	5/28/30	70,000	59,639
Teva Pharmaceutical Finance Netherlands III
BV, Senior Notes	3.150%	10/1/26	1,460,000	1,352,886
Teva Pharmaceutical Finance Netherlands III
BV, Senior Notes	5.125%	5/9/29	460,000	439,816
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	11,012
Total Pharmaceuticals				3,146,246
Total Health Care				9,455,473
Industrials — 3.0%
Aerospace & Defense — 1.4%
Boeing Co., Senior Notes	4.875%	5/1/25	160,000	159,333
Boeing Co., Senior Notes	2.196%	2/4/26	500,000	472,530
Boeing Co., Senior Notes	3.100%	5/1/26	20,000	19,229
Boeing Co., Senior Notes	2.700%	2/1/27	40,000	37,737
Boeing Co., Senior Notes	2.800%	3/1/27	50,000	47,073
Boeing Co., Senior Notes	3.200%	3/1/29	130,000	121,655
Boeing Co., Senior Notes	5.150%	5/1/30	390,000	397,244
Boeing Co., Senior Notes	3.250%	2/1/35	260,000	219,441
Boeing Co., Senior Notes	3.550%	3/1/38	20,000	16,320
Boeing Co., Senior Notes	5.705%	5/1/40	190,000	196,644

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	31

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Boeing Co., Senior Notes	3.750%	2/1/50	80,000	$62,173
Boeing Co., Senior Notes	5.805%	5/1/50	530,000	549,213
Boeing Co., Senior Notes	5.930%	5/1/60	40,000	41,491
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,339
General Dynamics Corp., Senior Notes	4.250%	4/1/50	140,000	130,002
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	60,000	59,260
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	160,000	154,386
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	29,715
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	530,000	474,398
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	10,000	9,776
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	440,000	420,738
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	250,000	257,643
RTX Corp., Senior Notes	3.150%	12/15/24	40,000	39,210
RTX Corp., Senior Notes	4.125%	11/16/28	130,000	127,112
RTX Corp., Senior Notes	2.250%	7/1/30	70,000	60,511
RTX Corp., Senior Notes	6.000%	3/15/31	150,000	159,840
RTX Corp., Senior Notes	4.500%	6/1/42	260,000	236,433
RTX Corp., Senior Notes	3.030%	3/15/52	160,000	110,550
Total Aerospace & Defense				4,618,996
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	20,000	18,070	(a)
Carrier Global Corp., Senior Notes	3.577%	4/5/50	10,000	7,832
Total Building Products				25,902
Commercial Services & Supplies — 0.1%
ADT Security Corp., Senior Secured Notes	4.125%	8/1/29	10,000	9,214	(a)
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	160,000	156,757
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	50,000	49,292	(a)
Total Commercial Services & Supplies				215,263
Electrical Equipment — 0.0%††
Eaton Corp., Senior Notes	4.150%	11/2/42	20,000	18,355
Ground Transportation — 0.2%
Burlington Northern Santa Fe LLC, Senior Notes	2.875%	6/15/52	100,000	69,979
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	200,000	144,679
Union Pacific Corp., Senior Notes	2.891%	4/6/36	240,000	202,725
Union Pacific Corp., Senior Notes	3.839%	3/20/60	370,000	302,362
Union Pacific Corp., Senior Notes	3.750%	2/5/70	60,000	46,390
Total Ground Transportation				766,135

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.375%	8/26/29	80,000	$70,849
3M Co., Senior Notes	3.050%	4/15/30	120,000	108,200
3M Co., Senior Notes	3.700%	4/15/50	120,000	94,985
Total Industrial Conglomerates				274,034
Machinery — 0.0%††
Deere & Co., Senior Notes	3.100%	4/15/30	10,000	9,280
Deere & Co., Senior Notes	3.750%	4/15/50	40,000	35,008
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	10,000	9,621
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	30,000	28,165	(a)
Total Machinery				82,074
Passenger Airlines — 0.4%
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	130,000	137,361	(a)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	60,000	58,447
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	100,000	103,442
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	58,000	57,142	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	150,000	147,608	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	63,000	63,225	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	60,000	43,220	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	180,000	175,534	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	480,000	449,415	(a)
Total Passenger Airlines				1,235,394
Trading Companies & Distributors — 0.8%
Air Lease Corp., Senior Notes	3.375%	7/1/25	40,000	38,736
Air Lease Corp., Senior Notes	5.300%	2/1/28	160,000	161,892
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,120,000	1,019,223	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	20,000	19,105
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	19,540
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	98,577

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	33

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — continued
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,090,000	$991,682
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	60,000	53,156
Total Trading Companies & Distributors				2,401,911
Total Industrials				9,638,064
Information Technology — 0.6%
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Inc., Senior Notes	3.137%	11/15/35	440,000	361,465	(a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	10,000	9,684	(a)
Intel Corp., Senior Notes	1.600%	8/12/28	220,000	194,771
Intel Corp., Senior Notes	5.125%	2/10/30	120,000	124,537
Intel Corp., Senior Notes	4.750%	3/25/50	70,000	66,214
Intel Corp., Senior Notes	3.050%	8/12/51	30,000	21,148
Micron Technology Inc., Senior Notes	5.875%	2/9/33	80,000	83,203
NVIDIA Corp., Senior Notes	3.700%	4/1/60	70,000	58,706
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	20,000	19,291
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	50,000	43,183
Total Semiconductors & Semiconductor Equipment				982,202
Software — 0.3%
Microsoft Corp., Senior Notes	2.875%	2/6/24	60,000	59,855
Microsoft Corp., Senior Notes	3.450%	8/8/36	5,000	4,604
Microsoft Corp., Senior Notes	2.921%	3/17/52	165,000	121,920
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	10,000	9,061	(a)
Open Text Holdings Inc., Senior Notes	4.125%	12/1/31	10,000	8,858	(a)
Oracle Corp., Senior Notes	1.650%	3/25/26	140,000	130,636
Oracle Corp., Senior Notes	2.950%	4/1/30	10,000	9,029
Oracle Corp., Senior Notes	4.650%	5/6/30	120,000	119,596
Oracle Corp., Senior Notes	2.875%	3/25/31	480,000	425,435
Total Software				888,994
Total Information Technology				1,871,196
Materials — 1.1%
Chemicals — 0.1%
OCP SA, Senior Notes	3.750%	6/23/31	200,000	172,460	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	300,000	248,519	(a)
Total Chemicals				420,979

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.0%††
Ball Corp., Senior Notes	3.125%	9/15/31	80,000	$69,063
Metals & Mining — 0.8%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	295,295	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	180,000	190,245
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	250,000	252,459
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	420,000	357,525	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	9,900
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	30,000	29,361
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	40,000	40,322
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	310,000	302,087
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	10,000	9,965	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	40,000	39,836	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	420,000	408,151	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	70,000	67,704	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	350,000	339,310
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	10,000	10,173
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	162,735
Total Metals & Mining				2,515,068
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	200,000	175,592
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	480,000	398,722
Total Paper & Forest Products				574,314
Total Materials				3,579,424
Real Estate — 0.0%††
Health Care REITs — 0.0%††
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	20,000	18,276	(a)
Utilities — 0.3%
Electric Utilities — 0.2%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	150,000	126,994	(a)
Duke Energy Carolinas LLC, First Mortgage Bonds	5.300%	2/15/40	110,000	111,486
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	30,000	27,924
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	270,000	259,856
FirstEnergy Corp., Senior Notes	5.100%	7/15/47	150,000	137,505

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	35

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	40,000	$36,079
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	50,000	41,293
Total Electric Utilities				741,137
Multi-Utilities — 0.1%
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	110,000	102,625
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	90,000	75,264
Total Multi-Utilities				177,889
Total Utilities				919,026
Total Corporate Bonds & Notes (Cost — $106,861,876)				102,165,695
Mortgage-Backed Securities — 30.0%
FHLMC — 10.4%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32-4/1/52	1,341,101	1,208,795
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33-4/1/52	1,050,232	976,205
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	6/1/38-12/1/52	2,215,660	2,181,385
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/40-11/1/51	8,910,419	7,489,137
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	11/1/40-3/1/52	2,395,428	1,978,506
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	6/1/41-5/1/53	2,047,332	2,033,134
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	3/1/42-4/1/52	10,252,835	8,857,288
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	7/1/49-2/1/53	1,524,606	1,454,715
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/52-9/1/53	2,483,767	2,501,399
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	12/1/52-9/1/53	670,896	685,522
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	1/1/53-5/1/53	634,870	653,159
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.619%)	2.871%	11/1/47	218,107	209,383	(c)

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.621%)	3.098%	2/1/50	108,400	$102,840	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.628%)	3.006%	11/1/48	216,639	205,674	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/43	1,354,406	1,322,268
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/45	251,291	236,729
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46-5/1/47	1,365,479	1,244,829
Total FHLMC				33,340,968
FNMA — 12.6%
Federal National Mortgage Association (FNMA)	4.490%	6/1/28	100,000	100,661
Federal National Mortgage Association (FNMA)	5.340%	9/1/28	100,000	104,138
Federal National Mortgage Association (FNMA)	3.780%	1/1/29	194,274	189,043
Federal National Mortgage Association (FNMA)	2.930%	6/1/30	37,278	34,315
Federal National Mortgage Association (FNMA)	2.850%	9/1/31	195,499	176,619
Federal National Mortgage Association (FNMA)	2.149%	2/1/32	79,529	67,005	(c)
Federal National Mortgage Association (FNMA)	3.345%	6/1/32	100,000	92,217
Federal National Mortgage Association (FNMA)	3.840%	7/1/32	100,000	95,613
Federal National Mortgage Association (FNMA)	3.890%	7/1/32	200,000	189,257
Federal National Mortgage Association (FNMA)	4.060%	7/1/32	100,000	95,798
Federal National Mortgage Association (FNMA)	3.980%	10/1/32	200,000	190,263
Federal National Mortgage Association (FNMA)	4.840%	10/1/32	98,705	101,221
Federal National Mortgage Association (FNMA)	5.350%	7/1/33	100,000	106,598

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	37

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.500%	11/1/33	100,000	$97,906	(d)(e)(f)
Federal National Mortgage Association (FNMA)	5.100%	12/1/33	100,000	104,914
Federal National Mortgage Association (FNMA)	5.360%	12/1/33	100,000	106,980
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-6/1/52	4,872,046	4,521,618
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-3/1/52	7,433,759	6,705,350
Federal National Mortgage Association (FNMA)	2.500%	9/1/36-6/1/62	8,328,534	7,150,014
Federal National Mortgage Association (FNMA)	3.870%	5/1/37	100,000	92,778
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	2,205,240	2,120,918
Federal National Mortgage Association (FNMA)	2.000%	3/1/41-3/1/52	9,949,824	8,257,951
Federal National Mortgage Association (FNMA)	1.500%	1/1/42-3/1/51	535,245	422,294
Federal National Mortgage Association (FNMA)	4.500%	6/1/47-1/1/59	1,486,336	1,454,844
Federal National Mortgage Association (FNMA)	5.000%	11/1/48-7/1/53	1,409,611	1,409,474
Federal National Mortgage Association (FNMA)	5.500%	11/1/52-9/1/53	3,010,500	3,030,799
Federal National Mortgage Association (FNMA)	6.000%	12/1/52-7/1/53	1,695,563	1,734,025
Federal National Mortgage Association (FNMA)	6.500%	1/1/53	361,158	374,319
Federal National Mortgage Association (FNMA)	2.000%	1/1/54	200,000	163,500	(f)
Federal National Mortgage Association (FNMA)	5.000%	1/1/54	1,100,000	1,088,398	(f)
Total FNMA				40,378,830
GNMA — 7.0%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-10/15/42	89,217	81,469

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	3.500%	5/15/50	40,001	$37,497
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-6/20/52	1,467,131	1,417,694
Government National Mortgage Association (GNMA) II	3.500%	1/20/46-6/20/52	2,544,051	2,380,886
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-4/20/53	4,152,461	3,754,391
Government National Mortgage Association (GNMA) II	4.500%	8/20/47-9/20/52	1,709,350	1,684,238
Government National Mortgage Association (GNMA) II	5.000%	5/20/48-8/20/53	2,015,691	2,013,511
Government National Mortgage Association (GNMA) II	2.000%	1/20/51-3/20/51	1,355,763	1,141,198
Government National Mortgage Association (GNMA) II	2.500%	1/20/51-12/20/52	2,599,020	2,256,641
Government National Mortgage Association (GNMA) II	5.500%	11/20/52-8/20/53	2,333,204	2,355,242
Government National Mortgage Association (GNMA) II	6.500%	9/20/53-11/20/53	199,114	206,237	(g)
Government National Mortgage Association (GNMA) II	2.000%	1/20/54	600,000	508,148	(f)
Government National Mortgage Association (GNMA) II	2.500%	1/20/54	600,000	524,955	(f)
Government National Mortgage Association (GNMA) II	3.000%	1/20/54	500,000	452,772	(f)
Government National Mortgage Association (GNMA) II	3.500%	1/20/54	600,000	558,844	(f)
Government National Mortgage Association (GNMA) II	4.000%	1/20/54	500,000	477,423	(f)
Government National Mortgage Association (GNMA) II	4.500%	1/20/54	600,000	585,658	(f)
Government National Mortgage Association (GNMA) II	5.000%	1/20/54	1,100,000	1,092,439	(f)
Government National Mortgage Association (GNMA) II	5.500%	1/20/54	500,000	503,673	(f)
Government National Mortgage Association (GNMA) II	6.000%	1/20/54	400,000	406,766	(f)
Total GNMA				22,439,682
Total Mortgage-Backed Securities (Cost — $98,716,569)				96,159,480

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	39

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — 11.2%
280 Park Avenue Mortgage Trust, 2017-280P F (1 mo. Term SOFR + 3.127%)	8.485%	9/15/34	410,000	$366,393	(a)(c)
Angel Oak Mortgage Trust, 2022-3 A3	4.136%	1/25/67	551,475	499,221	(a)(c)
BANK, 2017-BNK5 A5	3.390%	6/15/60	640,000	604,209
BANK, 2017-BNK6 A4	3.254%	7/15/60	360,000	340,692
BANK, 2017-BNK7 A5	3.435%	9/15/60	580,000	546,989
BANK, 2017-BNK7 XA, IO	0.715%	9/15/60	2,933,188	58,770	(c)
BANK, 2023-BNK45 A5	5.203%	2/15/56	170,000	172,209
Benchmark Mortgage Trust, 2018-B1 A5	3.666%	1/15/51	220,000	205,885	(c)
Benchmark Mortgage Trust, 2022-B32 XA, IO	0.458%	1/15/55	4,114,219	82,477	(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	500,000	364,081	(c)
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	7.054%	3/15/40	170,000	169,275	(a)(c)
BPR Trust, 2021-TY A (1 mo. Term SOFR + 1.164%)	6.526%	9/15/38	170,000	164,804	(a)(c)
BRAVO Residential Funding Trust, 2021- NQM2 A1	0.970%	3/25/60	27,974	26,127	(a)(c)
BX Commercial Mortgage Trust, 2023-VLT2 E (1 mo. Term SOFR + 5.871%)	11.233%	6/15/40	690,000	693,310	(a)(c)
BX Commercial Mortgage Trust, 2023-XL3 A (1 mo. Term SOFR + 1.761%)	7.121%	12/9/40	310,000	310,775	(a)(c)
BX Trust, 2022-CLS A	5.760%	10/13/27	450,000	450,941	(a)
BX Trust, 2022-LBA6 A (1 mo. Term SOFR + 1.000%)	6.362%	1/15/39	250,000	246,119	(a)(c)
CD Mortgage Trust, 2017-CD3 A4	3.631%	2/10/50	170,000	158,012
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A1 (1 mo. Term SOFR + 0.364%)	5.720%	8/25/35	208,458	194,938	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. Term SOFR + 0.414%)	5.770%	8/25/35	227,457	213,437	(a)(c)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	69,662	61,075	(a)(c)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.282%	6/15/50	515,000	405,645	(c)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	640,000	249,689	(a)
CSMC Trust, 2017-CHOP G (PRIME + 2.294%)	10.794%	7/15/32	714,000	607,498	(a)(c)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	254,978	226,535	(a)(c)
CSMC Trust, 2019-AFC1 A1	3.573%	7/25/49	86,008	80,494	(a)

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	59,998	$47,292	(a)(c)
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	64,596	54,252	(a)(c)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	97,713	81,531	(a)(c)
CSMC Trust, 2021-NQM8 A1	1.841%	10/25/66	594,885	503,030	(a)(c)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	76,563	68,296	(a)(c)
DBJPM Mortgage Trust, 2016-C3 A5	2.890%	8/10/49	500,000	463,670
DTP Commercial Mortgage Trust, 2023-STE2 A	6.038%	1/15/41	320,000	316,044	(a)(c)
Ellington Financial Mortgage Trust, 2020-1 B1	5.104%	5/25/65	720,000	698,416	(a)(c)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	75,120	60,211	(a)(c)
Ellington Financial Mortgage Trust, 2022-1 A2	3.001%	1/25/67	120,000	84,020	(a)(c)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. Term SOFR + 0.815%)	6.177%	11/15/38	119,860	117,722	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K104 X1, IO	1.124%	1/25/30	3,426,787	182,889	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K123 X1, IO	0.772%	12/25/30	5,678,962	237,291	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K130 X1, IO	1.037%	6/25/31	4,091,911	247,665	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K152 X1, IO	0.154%	11/25/32	12,994,531	189,310	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K736 X1, IO	1.283%	7/25/26	956,161	24,159	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K1517 X1, IO	1.323%	7/25/35	136,860	14,173	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KG06 X1, IO	0.532%	10/25/31	3,096,439	100,743	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 30 Day Average SOFR + 6.316%)	0.977%	2/15/37	1,150,255	116,567	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	41

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4391 MZ	3.000%	9/15/44	131,937	$117,006
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4991 QV	2.000%	9/25/45	92,755	77,261
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	65,679	9,925
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	156,211	24,768
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	79,793	12,718
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	81,576	10,781
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5071 IH, IO, PAC	2.500%	2/25/51	490,717	64,529
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5092 AP, PAC	2.000%	4/25/41	78,025	67,636
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	174,352	23,977
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5202 IN, IO	3.000%	1/25/47	734,382	95,404
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5224 HL, PAC	4.000%	4/25/52	100,000	91,660
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5230 PE	2.000%	12/25/51	300,000	239,286
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5274 IO, IO	2.500%	1/25/51	652,444	104,113
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (30 Day Average SOFR + 5.214%)	10.552%	6/25/50	250,003	274,195	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	7.137%	1/25/51	80,042	80,558	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B1 (30 Day Average SOFR + 3.400%)	8.737%	10/25/41	350,000	356,297	(a)(c)

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA1 M1B (30 Day Average SOFR + 1.850%)	7.187%	1/25/42	490,000	$490,713	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1A (30 Day Average SOFR + 1.300%)	6.637%	2/25/42	148,416	148,472	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA4 M1A (30 Day Average SOFR + 2.200%)	7.537%	5/25/42	434,119	440,391	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	0.000%	2/15/38	18,922	1,140	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	7.637%	8/25/33	96,893	97,888	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2023-DNA2 M1A (30 Day Average SOFR + 2.100%)	7.437%	4/25/43	629,592	639,906	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R03 1B1 (30 Day Average SOFR + 4.214%)	9.552%	9/25/31	298,976	314,823	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	9.552%	7/25/39	223,280	231,921	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (30 Day Average SOFR + 2.164%)	7.502%	1/25/40	31,059	31,485	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	8.437%	10/25/41	250,000	252,468	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1M2 (30 Day Average SOFR + 1.650%)	6.987%	12/25/41	520,000	513,552	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.388%	2/25/43	44,097	41,927	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.103%	4/25/28	66,058	62,871	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	43

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	183,317	$162,988	(c)
Federal National Mortgage Association (FNMA) ACES, 2023-M4 A2	3.768%	8/25/32	100,000	95,278	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-118 VZ	3.000%	11/25/42	129,045	117,243
Federal National Mortgage Association (FNMA) REMIC, 2014-6 Z	2.500%	2/25/44	256,205	221,361
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	0.000%	8/25/55	151,108	7,304	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-65 CZ	3.500%	9/25/45	133,809	116,958
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	107,245	65,685
Federal National Mortgage Association (FNMA) REMIC, 2020-56 AQ	2.000%	8/25/50	600,000	474,182
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	76,190	11,947
Federal National Mortgage Association (FNMA) REMIC, 2020-57 TA	2.000%	4/25/50	245,847	214,194
Federal National Mortgage Association (FNMA) REMIC, 2020-96 IN, IO, PAC	3.000%	1/25/51	1,011,137	168,552
Federal National Mortgage Association (FNMA) REMIC, 2021-28 LB	2.000%	4/25/51	281,678	233,832
Federal National Mortgage Association (FNMA) REMIC, 2021-43 IO, IO	2.500%	6/25/51	734,614	108,265
Federal National Mortgage Association (FNMA) REMIC, 2021-65 JA	2.000%	1/25/46	72,911	64,394
Federal National Mortgage Association (FNMA) REMIC, 2022-86 IO, IO	2.500%	5/25/50	753,214	104,314
Federal National Mortgage Association (FNMA) REMIC, 2023-2 CI, IO	2.000%	10/25/50	942,854	115,643
Federal National Mortgage Association (FNMA) STRIPS, 427 C21, IO	2.000%	3/25/50	830,321	99,716
Freddie Mac Multiclass Certificates Series, 2020-RR07 BX, IO	2.608%	10/27/28	3,000,000	289,059	(c)
FS Commercial Mortgage Trust, 2023-4SZN B	7.544%	11/10/39	150,000	156,242	(a)(c)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. Term SOFR + 5.936%)	0.578%	3/20/42	318,963	38,563	(c)

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. Term SOFR + 6.486%)	1.127%	4/16/42	168,227	$24,157	(c)
Government National Mortgage Association (GNMA), 2013-101 IO, IO	0.220%	10/16/54	2,222,236	29,216	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.836%	11/16/47	36,728	32,785	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	3.537%	6/16/48	3,819	3,605	(c)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.372%	8/16/54	328,607	3,373	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	105,396	19,476
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	770,170	149,964
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. Term SOFR + 5.986%)	0.627%	10/16/46	240,525	37,670	(c)
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	465,153	355,595
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	73,906	9,953
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	72,279	9,847
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	75,334	10,256
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	152,762	20,603
Government National Mortgage Association (GNMA), 2020-175 GI, IO	2.000%	11/20/50	289,587	31,125
Government National Mortgage Association (GNMA), 2020-H04 FP (1 mo. Term SOFR + 0.614%)	5.937%	6/20/69	165,670	164,600	(c)
Government National Mortgage Association (GNMA), 2020-H09 FL (1 mo. Term SOFR + 1.264%)	6.587%	5/20/70	123,229	122,875	(c)
Government National Mortgage Association (GNMA), 2020-H09 NF (1 mo. Term SOFR + 1.364%)	6.687%	4/20/70	51,194	51,677	(c)
Government National Mortgage Association (GNMA), 2021-57 BI, IO	3.000%	3/20/51	1,329,613	211,309

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	45

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2021-96 VI, IO	2.500%	6/20/51	846,295	$114,751
Government National Mortgage Association (GNMA), 2021-176 IN, IO	2.500%	10/20/51	1,181,852	161,961
Government National Mortgage Association (GNMA), 2021-188 PA, PAC	2.000%	10/20/51	421,095	342,976
Government National Mortgage Association (GNMA), 2021-223 P, PAC	2.000%	6/20/51	421,549	368,154
Government National Mortgage Association (GNMA), 2021-H02 TF (1 mo. Term SOFR + 1.394%)	6.717%	1/20/71	385,267	392,058	(c)
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	289,374	14,225	(c)
Government National Mortgage Association (GNMA), 2022-63 LM	3.500%	10/20/50	300,000	255,136
Government National Mortgage Association (GNMA), 2022-99 JW	2.500%	1/20/52	100,000	81,958
Government National Mortgage Association (GNMA), 2022-113 Z	2.000%	9/16/61	2,266,943	1,190,318
Government National Mortgage Association (GNMA), 2022-139 AL	4.000%	7/20/51	300,000	272,986
Government National Mortgage Association (GNMA), 2022-189 PT	2.500%	10/20/51	280,028	235,744
Government National Mortgage Association (GNMA), 2022-196 BE	3.000%	10/16/64	100,000	75,498	(c)
Government National Mortgage Association (GNMA), 2022-216 IO, IO	0.750%	7/16/65	1,488,896	95,536	(c)
Government National Mortgage Association (GNMA), 2022-220 E	3.000%	10/16/64	200,000	152,434	(c)
Government National Mortgage Association (GNMA), 2023-92 AH	2.000%	6/16/64	99,990	77,430
GS Mortgage Securities Corp. Trust, 2018- SRP5 A (1 mo. Term SOFR + 1.914%)	7.276%	9/15/31	471,772	325,521	(a)(c)
GS Mortgage Securities Corp. Trust, 2018- SRP5 B (1 mo. Term SOFR + 3.114%)	8.476%	9/15/31	471,772	150,214	(a)(c)
GS Mortgage Securities Corp. Trust, 2021- ROSS A (1 mo. Term SOFR + 1.264%)	6.626%	5/15/26	290,000	259,362	(a)(c)
HOMES Trust, 2023-NQM1 A1	6.182%	1/25/68	324,777	327,276	(a)
ILPT Commercial Mortgage Trust, 2022-LPF2 A (1 mo. Term SOFR + 2.245%)	7.607%	10/15/39	810,000	808,657	(a)(c)

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000	$186,320
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (PRIME + 0.693%)	9.193%	5/15/28	114,920	102,324	(a)(c)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	66,387	58,493	(a)(c)
La Quinta Mortgage Trust, 2023-LAQ A (1 mo. Term SOFR + 2.091%)	7.453%	3/15/36	264,023	262,522	(a)(c)
Legacy Mortgage Asset Trust, 2021-GS5 A1, Step bond (2.250% to 11/25/24 then 5.250%)	2.250%	7/25/67	87,673	84,918	(a)
Med Trust, 2021-MDLN G (1 mo. Term SOFR + 5.364%)	10.726%	11/15/38	497,612	478,030	(a)(c)
MHC Trust, 2021-MHC2 A (1 mo. Term SOFR + 0.964%)	6.326%	5/15/38	67,104	66,234	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.079%	12/12/49	13,748	6,810	(c)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	250,000	208,940	(c)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. Term SOFR + 1.147%)	6.509%	11/15/34	259,915	257,807	(a)(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. Term SOFR + 1.992%)	7.335%	5/15/36	250,105	244,969	(a)(c)
MSWF Commercial Mortgage Trust, 2023-2 A5	6.014%	12/15/56	360,000	388,521	(c)
MTN Commercial Mortgage Trust, 2022- LPFL A (1 mo. Term SOFR + 1.397%)	6.767%	3/15/39	240,000	234,344	(a)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	319,259	301,222	(a)(c)
New Residential Mortgage Loan Trust, 2017-6A A1	4.000%	8/27/57	182,627	174,371	(a)(c)
New Residential Mortgage Loan Trust, 2018-RPL1 M2	3.500%	12/25/57	240,000	198,437	(a)(c)
New Residential Mortgage Loan Trust, 2021-NQM3 A1	1.156%	11/27/56	65,926	54,822	(a)(c)
NJ Trust, 2023-GSP A	6.697%	1/6/29	280,000	292,462	(a)(c)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	181,850	140,565	(a)(c)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	70,394	54,883	(a)(c)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	102,350	78,719	(a)(c)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	500,000	366,002	(a)(c)
OBX Trust, 2023-NQM3 A1	5.949%	2/25/63	604,927	605,579	(a)
OBX Trust, 2023-NQM6 A3	6.975%	7/25/63	262,427	264,363	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	47

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	184,081	$146,922	(a)(c)
PRKCM Trust, 2021-AFC2 A1	2.071%	11/25/56	385,392	323,087	(a)(c)
PRKCM Trust, 2022-AFC1 A1A	4.100%	4/25/57	563,018	539,684	(a)(c)
PRKCM Trust, 2022-AFC2 M1	6.215%	8/25/57	730,000	707,204	(a)(c)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	570,252	572,818	(a)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. Term SOFR + 1.264%)	6.626%	5/15/38	140,000	131,344	(a)(c)
SLG Office Trust, 2021-OVA A	2.585%	7/15/41	337,000	279,121	(a)
SREIT Trust, 2021-MFP2 A (1 mo. Term SOFR + 0.936%)	6.298%	11/15/36	120,000	118,422	(a)(c)
Towd Point Mortgage Trust, 2016-3 B1	4.126%	4/25/56	110,000	105,389	(a)(c)
Towd Point Mortgage Trust, 2017-4 B2	3.635%	6/25/57	250,000	196,986	(a)(c)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	200,000	178,429	(a)(c)
Towd Point Mortgage Trust, 2019-HY2 A1 (1 mo. Term SOFR + 1.114%)	6.470%	5/25/58	406,733	413,846	(a)(c)
UBS Commercial Mortgage Trust, 2018-C9 XA, IO	0.913%	3/15/51	7,653,415	243,034	(c)
Verus Securitization Trust, 2023-4 A1	5.811%	5/25/68	495,819	495,596	(a)
VLS Commercial Mortgage Trust, 2020-LAB B	2.453%	10/10/42	210,000	170,411	(a)
Wells Fargo Commercial Mortgage Trust, 2016-C36 A4	3.065%	11/15/59	310,000	288,028
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.195%	3/15/50	1,757,651	52,181	(c)
Total Collateralized Mortgage Obligations (Cost — $38,861,017)				35,954,712
U.S. Government & Agency Obligations — 10.4%
U.S. Government Obligations — 10.4%
U.S. Treasury Bonds	1.125%	8/15/40	980,000	626,052
U.S. Treasury Bonds	1.375%	11/15/40	240,000	159,347
U.S. Treasury Bonds	2.000%	11/15/41	1,750,000	1,266,460
U.S. Treasury Bonds	3.875%	2/15/43	840,000	801,216
U.S. Treasury Bonds	3.875%	5/15/43	4,600,000	4,386,891
U.S. Treasury Bonds	3.625%	8/15/43	80,000	73,578
U.S. Treasury Bonds	4.375%	8/15/43	2,670,000	2,726,320
U.S. Treasury Bonds	4.750%	11/15/43	1,000,000	1,072,969	(g)
U.S. Treasury Bonds	3.125%	8/15/44	110,000	93,186
U.S. Treasury Bonds	2.875%	8/15/45	110,000	88,739
U.S. Treasury Bonds	3.375%	11/15/48	160,000	139,475
U.S. Treasury Bonds	3.000%	2/15/49	900,000	732,691
U.S. Treasury Bonds	2.875%	5/15/49	290,000	230,527

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.250%	5/15/50	1,100,000	$593,098
U.S. Treasury Bonds	1.375%	8/15/50	2,330,000	1,298,975
U.S. Treasury Bonds	1.625%	11/15/50	1,990,000	1,186,227
U.S. Treasury Bonds	1.875%	2/15/51	30,000	19,035
U.S. Treasury Bonds	2.375%	5/15/51	1,830,000	1,306,448
U.S. Treasury Bonds	2.000%	8/15/51	1,570,000	1,025,774
U.S. Treasury Bonds	1.875%	11/15/51	301,000	190,371
U.S. Treasury Bonds	3.000%	8/15/52	1,150,000	940,754
U.S. Treasury Bonds	4.000%	11/15/52	430,000	424,339
U.S. Treasury Bonds	3.625%	2/15/53	1,150,000	1,062,223
U.S. Treasury Bonds	3.625%	5/15/53	260,000	240,439
U.S. Treasury Bonds	4.125%	8/15/53	1,860,000	1,880,634
U.S. Treasury Bonds	4.750%	11/15/53	2,350,000	2,635,856
U.S. Treasury Notes	2.500%	4/30/24	710,000	703,522
U.S. Treasury Notes	0.250%	5/31/25	460,000	433,280
U.S. Treasury Notes	5.000%	8/31/25	600,000	605,613
U.S. Treasury Notes	5.000%	9/30/25	20,000	20,206
U.S. Treasury Notes	4.625%	3/15/26	50,000	50,440
U.S. Treasury Notes	0.750%	8/31/26	270,000	247,572
U.S. Treasury Notes	4.625%	9/15/26	30,000	30,421
U.S. Treasury Notes	1.250%	12/31/26	20,000	18,464
U.S. Treasury Notes	4.125%	9/30/27	50,000	50,322
U.S. Treasury Notes	4.000%	2/29/28	40,000	40,138
U.S. Treasury Notes	3.625%	3/31/28	130,000	128,604
U.S. Treasury Notes	1.000%	7/31/28	1,690,000	1,486,705
U.S. Treasury Notes	4.125%	7/31/28	40,000	40,418
U.S. Treasury Notes	1.125%	8/31/28	1,920,000	1,695,413
U.S. Treasury Notes	4.625%	9/30/28	60,000	61,941
U.S. Treasury Notes	4.875%	10/31/28	30,000	31,322
U.S. Treasury Notes	4.375%	11/30/30	2,050,000	2,108,457
U.S. Treasury Notes	3.500%	2/15/33	20,000	19,403
U.S. Treasury Notes	4.500%	11/15/33	200,000	210,031
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	950,000	333,878
Total U.S. Government & Agency Obligations (Cost — $37,417,735)				33,517,774

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	49

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — 5.0%
AB BSL CLO Ltd., 2023-4A A (3 mo. Term SOFR + 2.000%)	7.416%	4/20/36	190,000	$191,067	(a)(c)
ACRES Commercial Realty Ltd., 2021-FL1 A (1 mo. Term SOFR + 1.314%)	6.676%	6/15/36	314,636	309,075	(a)(c)
AIMCO CLO, 2017-AA AR (3 mo. Term SOFR + 1.312%)	6.727%	4/20/34	250,000	249,141	(a)(c)
Applebee’s Funding LLC/IHOP Funding LLC, 2023-1A A2	7.824%	3/5/53	670,000	689,272	(a)
Ares Loan Funding Ltd., 2023-ALF4A A1 (3 mo. Term SOFR + 1.750%)	7.097%	10/15/36	520,000	520,440	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	290,000	264,104	(a)
Birch Grove CLO Ltd., 2023-5A A1 (3 mo. Term SOFR + 2.200%)	7.616%	4/20/35	250,000	250,922	(a)(c)
Birch Grove CLO Ltd., 2023-7A A1 (3 mo. Term SOFR + 1.800%)	7.177%	10/20/36	290,000	289,731	(a)(c)
Cayuga Park CLO Ltd., 2020-1A AR (3 mo. Term SOFR + 1.382%)	6.784%	7/17/34	270,000	269,736	(a)(c)
CIFC Funding Ltd., 2021-1A A1 (3 mo. Term SOFR + 1.372%)	6.750%	4/25/33	260,000	260,082	(a)(c)
Dryden CLO Ltd., 2018-55A A1 (3 mo. Term SOFR + 1.282%)	6.675%	4/15/31	260,939	260,936	(a)(c)
Edsouth Indenture LLC, 2015-1 A (30 Day Average SOFR + 0.914%)	6.252%	10/25/56	215,047	213,380	(a)(c)
Empower CLO Ltd., 2023-2A A1 (3 mo. Term SOFR + 2.200%)	7.540%	7/15/36	390,000	392,777	(a)(c)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. Term SOFR + 0.274%)	5.630%	11/25/36	88,364	86,761	(c)
Five Guys Holdings Inc., 2023-1A A2	7.549%	1/26/54	250,000	252,487	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	280,000	272,650
Ford Credit Floorplan Master Owner Trust, 2023-1 A1	4.920%	5/15/28	440,000	441,407	(a)
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	224,250	185,799	(a)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	180,000	163,259	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	298,256	249,497	(a)
HPS Loan Management Ltd., 15A-19 A1R (3 mo. Term SOFR + 1.320%)	6.732%	1/22/35	250,000	247,509	(a)(c)
InStar Leasing LLC, 2021-1A A	2.300%	2/15/54	95,444	83,522	(a)

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Jack in the Box Funding LLC, 2019-1A A23	4.970%	8/25/49	126,425	$118,264	(a)
KREF Ltd., 2022-FL3 A (1 mo. Term SOFR + 1.450%)	6.806%	2/17/39	670,000	656,037	(a)(c)
Mercury Financial Credit Card Master Trust, 2022-1A B	3.200%	9/21/26	160,000	151,523	(a)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	7.506%	6/19/37	670,000	670,998	(a)(c)
MF1 Ltd., 2022-FL8 A (1 mo. Term SOFR + 1.350%)	6.706%	2/19/37	500,000	491,967	(a)(c)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. Term SOFR + 1.014%)	6.376%	1/15/43	85,331	84,796	(a)(c)
Navient Student Loan Trust, 2016-3A A3 (30 Day Average SOFR + 1.464%)	6.802%	6/25/65	228,027	229,975	(a)(c)
Neuberger Berman Loan Advisers CLO Ltd., 2020-39A A1 (3 mo. Term SOFR + 1.612%)	7.027%	1/20/32	290,000	290,382	(a)(c)
Neuberger Berman Loan Advisers CLO Ltd., 2018-29A A1 (3 mo. Term SOFR + 1.392%)	6.788%	10/19/31	260,000	260,327	(a)(c)
Oak Street Investment Grade Net Lease Fund, 2020-1A A1	1.850%	11/20/50	208,399	189,343	(a)
Octagon Ltd., 2022-1A A1R (3 mo. Term SOFR + 1.750%)	7.140%	11/16/36	350,000	349,984	(a)(c)
Palmer Square CLO Ltd., 2022-5A A (3 mo. Term SOFR + 2.000%)	7.416%	10/20/35	250,000	250,813	(a)(c)
Rad CLO Ltd., 2023-22A A1 (3 mo. Term SOFR + 1.830%)	7.202%	1/20/37	590,000	590,660	(a)(c)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. Term SOFR + 0.552%)	5.936%	6/15/39	264,560	254,896	(c)
SLM Student Loan Trust, 2003-10A A4 (90 Day Average SOFR + 0.931%)	6.283%	12/17/68	84,715	83,395	(a)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	270,915	(a)
SMB Private Education Loan Trust, 2020-A A2A	2.230%	9/15/37	117,912	109,546	(a)
SMB Private Education Loan Trust, 2021-A A2A1 (1 mo. Term SOFR + 0.844%)	6.206%	1/15/53	198,159	194,950	(a)(c)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	307,488	272,879	(a)
SMB Private Education Loan Trust, 2021-A B	2.310%	1/15/53	187,910	174,012	(a)
SMB Private Education Loan Trust, 2021-C B	2.300%	1/15/53	170,000	156,375	(a)
SMB Private Education Loan Trust, 2021-E A1A	1.680%	2/15/51	111,766	101,153	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	51

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
SMB Private Education Loan Trust, 2023-B B	5.770%	10/16/56	600,000	$594,137	(a)
Storm King Park CLO Ltd., 2022-1A A1 (3 mo. Term SOFR + 2.050%)	7.444%	10/15/35	250,000	251,319	(a)(c)
Structured Asset Investment Loan Trust, 2003-BC12 2A (1 mo. Term SOFR + 0.834%)	6.190%	11/25/33	863,402	831,821	(c)
Structured Asset Investment Loan Trust, 2004-7 A8 (1 mo. Term SOFR + 1.314%)	6.670%	8/25/34	90,747	91,673	(c)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. Term SOFR + 0.834%)	6.190%	7/25/35	148,972	138,499	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-WF1 A1 (1 mo. Term SOFR + 0.534%)	5.890%	2/25/37	207,285	199,745	(c)
Symphony CLO Ltd., 2023-40A A1 (3 mo. Term SOFR + 1.640%)	6.984%	1/14/34	560,000	559,849	(a)(c)
Triumph Rail Holdings LLC, 2021-2 A	2.150%	6/19/51	97,953	87,536	(a)
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	62,169	54,919
US Bank NA, 2023-1 B	6.789%	8/25/32	620,000	622,254	(a)
Venture CLO Ltd., 2021-41A A1N (3 mo. Term SOFR + 1.592%)	7.007%	1/20/34	410,000	409,067	(a)(c)
Total Asset-Backed Securities (Cost — $17,412,770)				15,937,563

			Face Amount†
Sovereign Bonds — 3.8%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	37,763	15,181
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	365,676	147,553
Argentine Republic Government International Bond, Senior Notes, Step bond (3.500% to 7/9/29 then 4.875%)	3.500%	7/9/41	380,000	130,591
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	312,100	120,304	(a)
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	480,000	185,023	(i)
Total Argentina				598,652

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/33	4,364,000	BRL	$882,945
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	400,000		287,178
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		202,533
Total Colombia					489,711
Indonesia — 0.1%
Indonesia Treasury Bond	6.500%	2/15/31	3,565,000,000	IDR	230,613
Indonesia Treasury Bond	6.375%	4/15/32	1,447,000,000	IDR	93,031
Indonesia Treasury Bond	7.500%	6/15/35	2,348,000,000	IDR	162,626
Total Indonesia					486,270
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	400,000		354,250
Jamaica — 0.1%
Jamaica Government International Bond, Senior Notes	9.625%	11/3/30	33,500,000	JMD	221,091
Kenya — 0.1%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		194,803	(i)
Mexico — 2.2%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	117,215
Mexican Bonos, Bonds	8.000%	11/7/47	51,700,000	MXN	2,723,468
Mexican Bonos, Senior Notes	7.750%	11/23/34	25,230,000	MXN	1,358,284
Mexican Bonos, Senior Notes	7.750%	11/13/42	41,430,000	MXN	2,147,987
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	830,000		688,613
Total Mexico					7,035,567
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		183,342	(a)
Peru — 0.0%††
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		125,284
Supranational — 0.4%
Inter-American Development Bank, Senior Notes	7.350%	10/6/30	109,000,000	INR	1,341,756

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	53

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes	3.875%	7/2/40	7,097,212	UYU	$192,039
Total Sovereign Bonds (Cost — $12,150,485)					12,105,710
Senior Loans — 2.9%
Communication Services — 0.2%
Entertainment — 0.1%
UFC Holdings LLC, Term Loan B3 (3 mo. Term SOFR + 3.012%)	8.399%	4/29/26	169,286		170,120	(c)(j)(k)
Media — 0.1%
Nexstar Media Inc., Term Loan B4 (1 mo. Term SOFR + 2.614%)	7.970%	9/18/26	114,259		114,456	(c)(j)(k)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. Term SOFR + 2.614%)	7.976%	1/31/28	180,000		179,675	(c)(j)(k)
Total Media					294,131
Total Communication Services					464,251
Consumer Discretionary — 0.5%
Automobile Components — 0.1%
Clarios Global LP, 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.106%	5/6/30	249,375		250,248	(c)(j)(k)
Hotels, Restaurants & Leisure — 0.3%
Alterra Mountain Co., 2028 Term Loan B (1 mo. Term SOFR + 3.614%)	8.970%	8/17/28	165,572		166,021	(c)(j)(k)
Caesars Entertainment Inc., Term Loan B (1 mo. Term SOFR + 3.350%)	8.706%	2/6/30	29,775		29,894	(c)(j)(k)
Entain Holdings Gibraltar Ltd., Term Loan Facility B (3 mo. Term SOFR + 2.600%)	7.948%	3/29/27	28,953		29,067	(c)(j)(k)
Flutter Entertainment Public Ltd. Co., Term Loan B (3 mo. Term SOFR + 2.350%)	7.698%	11/25/30	360,000		361,350	(c)(j)(k)
PCI Gaming Authority, Term Loan Facility B (1 mo. Term SOFR + 2.614%)	7.970%	5/29/26	52,817		53,071	(c)(j)(k)
Scientific Games International Inc., Initial Term Loan B (1 mo. Term SOFR + 3.100%)	8.465%	4/16/29	296,244		297,540	(c)(j)(k)
Station Casinos LLC, Term Loan Facility B1 (1 mo. Term SOFR + 2.350%)	7.706%	2/8/27	212,341		213,055	(c)(j)(k)
Total Hotels, Restaurants & Leisure					1,149,998
Specialty Retail — 0.1%
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. Term SOFR + 2.864%)	8.220%	10/19/27	309,287		309,342	(c)(j)(k)
Total Consumer Discretionary					1,709,588

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.0%††
Beverages — 0.0%††
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.860%	3/31/28	56,108	$55,687	(c)(j)(k)
Financials — 0.7%
Capital Markets — 0.1%
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. Term SOFR + 2.600%)	7.948%	2/1/27	46,128	46,087	(c)(j)(k)
Focus Financial Partners LLC, Term Loan B5 (1 mo. Term SOFR + 3.250%)	8.606%	6/30/28	262,362	263,264	(c)(j)(k)
Total Capital Markets				309,351
Financial Services — 0.4%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (3 mo. Term SOFR + 3.012%)	8.396%	10/22/26	143,571	144,030	(c)(j)(k)
Citadel Securities LP, Term Loan B (1 mo. Term SOFR + 2.614%)	7.970%	7/29/30	68,996	69,240	(c)(j)(k)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (3 mo. Term SOFR + 3.750%)	9.098%	4/9/27	210,872	209,291	(c)(j)(k)
GTCR W Merger Sub LLC, Term Loan B	—	9/20/30	490,000	492,756	(l)
Setanta Aircraft Leasing DAC, Term Loan (1 mo. Term SOFR + 2.262%)	7.610%	11/5/28	490,000	492,109	(c)(j)(k)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.100%)	8.456%	1/13/29	76,756	77,015	(c)(j)(k)
Total Financial Services				1,484,441
Insurance — 0.2%
Acrisure LLC, 2021-2 First Lien Additional Term Loan (3 mo. USD LIBOR + 4.250%)	9.900%	2/15/27	108,889	109,365	(c)(j)(k)
AmWINS Group Inc., 2023 Incremental Term Loan (1 mo. Term SOFR + 2.864%)	8.220%	2/19/28	39,600	39,761	(c)(j)(k)
AmWINS Group Inc., Term Loan (1 mo. Term SOFR + 2.364%)	7.720%	2/19/28	37,764	37,871	(c)(j)(k)
Asurion LLC, New Term Loan B8 (1 mo. Term SOFR + 3.364%)	8.720%	12/23/26	156,929	156,842	(c)(j)(k)
Asurion LLC, New Term Loan B9 (1 mo. Term SOFR + 3.364%)	8.720%	7/31/27	68,075	67,676	(c)(j)(k)
Asurion LLC, New Term Loan B11 (1 mo. Term SOFR + 4.350%)	9.706%	8/21/28	114,456	114,211	(c)(j)(k)
Total Insurance				525,726
Total Financials				2,319,518

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	55

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.7%
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Initial Dollar Term Loan (1 mo. Term SOFR + 3.114%)	8.470%	10/23/28	224,345	$225,730	(c)(j)(k)
Health Care Providers & Services — 0.3%
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (3 mo. Term SOFR + 2.150%)	7.538%	11/15/27	351,987	352,427	(c)(j)(k)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. Term SOFR + 3.364%)	8.720%	3/5/26	320,476	320,705	(c)(j)(k)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. Term SOFR + 3.614%)	8.970%	3/5/26	15,618	15,640	(c)(j)(k)
Sotera Health Holdings LLC, Term Loan (3 mo. Term SOFR + 3.012%)	8.395%	12/11/26	290,000	290,241	(c)(j)(k)
Total Health Care Providers & Services				979,013
Health Care Technology — 0.1%
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.250%)	8.606%	2/15/29	438,567	437,251	(c)(j)(k)
Life Sciences Tools & Services — 0.0%††
ICON Luxembourg Sarl, Term Loan (3 mo. Term SOFR + 2.512%)	7.860%	7/3/28	99,107	99,587	(c)(j)(k)
PRA Health Sciences Inc., Term Loan (3 mo. Term SOFR + 2.512%)	7.860%	7/3/28	24,693	24,812	(c)(j)(k)
Total Life Sciences Tools & Services				124,399
Pharmaceuticals — 0.2%
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	9.448%	10/1/27	478,613	466,648	(c)(j)(k)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. Term SOFR + 3.614%)	8.970%	5/5/28	99,153	99,793	(c)(j)(k)
Total Pharmaceuticals				566,441
Total Health Care				2,332,834
Industrials — 0.4%
Building Products — 0.0%††
Quikrete Holdings Inc., Term Loan B1 (1 mo. Term SOFR + 2.864%)	8.220%	3/18/29	98,174	98,583	(c)(j)(k)
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.850%)	9.206%	5/12/28	425,269	424,168	(c)(j)(k)

See Notes to Financial Statements.

56	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Garda World Security Corp., Term Loan B2 (3 mo. Term SOFR + 4.350%)	9.725%	10/30/26	48,095	$48,241	(c)(j)(k)
GFL Environmental Inc., 2023 Term Loan (3 mo. Term SOFR + 2.500%)	7.912%	5/31/27	86,133	86,553	(c)(j)(k)
Total Commercial Services & Supplies				558,962
Construction & Engineering — 0.1%
Brown Group Holding LLC, Initial Term Loan (1 mo. Term SOFR + 2.850%)	8.206%	6/7/28	265,887	266,493	(c)(j)(k)
Ground Transportation — 0.1%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. Term SOFR + 2.100%)	7.448%	12/30/26	208,309	209,041	(c)(j)(k)
Passenger Airlines — 0.0%††
Air Canada, Term Loan (3 mo. Term SOFR + 3.762%)	9.139%	8/11/28	78,800	79,138	(c)(j)(k)
United Airlines Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.220%	4/21/28	123,845	124,464	(c)(j)(k)
Total Passenger Airlines				203,602
Total Industrials				1,336,681
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.1%
Coherent Corp., Term Loan B (1 mo. Term SOFR + 2.864%)	8.220%	7/2/29	247,172	248,562	(c)(j)(k)
Software — 0.3%
Cloudera Inc., Term Loan (1 mo. Term SOFR + 3.850%)	9.206%	10/8/28	36,025	35,778	(c)(j)(k)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	9.356%	10/16/26	418,926	416,094	(c)(j)(k)
Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.850%)	9.206%	2/1/28	404,209	405,725	(c)(j)(k)
Total Software				857,597
Total Information Technology				1,106,159
Total Senior Loans (Cost — $9,244,576)				9,324,718
U.S. Treasury Inflation Protected Securities — 0.9%
U.S. Treasury Notes, Inflation Indexed (Cost—$3,180,746)	1.125%	1/15/33	3,201,928	3,031,282

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	57

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security		Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.3%
3-Month SOFR Futures, Call @ $94.625		3/15/24	33	82,500	$32,587
3-Month SOFR Futures, Put @ $94.500		3/15/24	130	325,000	1,625
3-Month SOFR Futures, Put @ $94.750		4/12/24	62	155,000	3,100
3-Month SOFR Futures, Put @ $96.000		12/13/24	75	187,500	73,125
U.S. Treasury 5-Year Notes Futures, Call @ $106.750		1/26/24	57	57,000	118,898
U.S. Treasury 5-Year Notes Futures, Call @ $107.500		1/26/24	30	30,000	43,594
U.S. Treasury 5-Year Notes Futures, Call @ $108.500		1/26/24	87	87,000	67,969
U.S. Treasury 10-Year Notes Futures, Call @ $110.000		1/26/24	28	28,000	83,562
U.S. Treasury 10-Year Notes Futures, Call @ $110.500		1/26/24	38	38,000	97,375
U.S. Treasury 10-Year Notes Futures, Call @ $111.000		1/26/24	41	41,000	87,766
U.S. Treasury 10-Year Notes Futures, Call @ $111.500		1/26/24	20	20,000	35,312
U.S. Treasury 10-Year Notes Futures, Call @ $112.000		1/26/24	22	22,000	31,281
U.S. Treasury 10-Year Notes Futures, Call @ $113.000		1/26/24	84	84,000	72,187
U.S. Treasury 10-Year Notes Futures, Call @ $113.500		1/26/24	38	38,000	24,938
U.S. Treasury 10-Year Notes Futures, Put @ $112.500		1/26/24	28	28,000	20,563
U.S. Treasury Long-Term Bonds Futures, Call @ $120.000		1/26/24	9	9,000	47,250
U.S. Treasury Long-Term Bonds Futures, Call @ $121.000		1/26/24	10	10,000	44,063
Total Exchange-Traded Purchased Options (Cost — $584,712)					885,195

Counterparty
OTC Purchased Options — 0.0%††
U.S. Dollar/Canadian Dollar, Call @ 1.372CAD	BNP Paribas SA	3/21/24	2,230,000	2,230,000	3,309
U.S. Dollar/Euro, Call @ $1.055	JPMorgan Chase & Co.	2/2/24	1,993,889	1,993,889	475
U.S. Dollar/Euro, Call @ $1.060	JPMorgan Chase & Co.	2/6/24	1,236,458	1,236,458	557

See Notes to Financial Statements.

58	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Euro, Call @ $1.062	BNP Paribas SA	2/22/24	2,220,000	2,220,000	$2,124
U.S. Dollar/Swiss Franc, Call @ 0.853CHF	Goldman Sachs Group Inc.	3/15/24	1,700,360	1,700,360	10,545
Total OTC Purchased Options (Cost — $52,983)					17,010
Total Purchased Options (Cost — $637,695)					902,205

				Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $883,931)				108,106,087	0	*(d)(e)(m)
Total Investments before Short-Term Investments (Cost — $325,367,400)					309,099,139

		Rate
Short-Term Investments — 2.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $8,466,316)		5.295%		8,466,316	8,466,316	(n)(o)
Total Investments — 99.1% (Cost — $333,833,716)					317,565,455
Other Assets in Excess of Liabilities — 0.9%					3,041,329
Total Net Assets — 100.0%					$320,606,784

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	59

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2023, the Portfolio held TBA securities with a total cost of $6,084,242.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan has not settled as of December 31, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(m)	Value is less than $1.

(n)	Rate shown is one-day yield as of the end of the reporting period.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2023, the total market value of investments in Affiliated Companies was $8,466,316 and the cost was $8,466,316 (Note 8).

See Notes to Financial Statements.

60	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CD	— Certificate of Deposit

CDO	— Collateralized Debt Obligation

CHF	— Swiss Franc

CLO	— Collateralized Loan Obligation

IBOR	— Interbank Offered Rate

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

INR	— Indian Rupee

IO	— Interest Only

JMD	— Jamaican Dollar

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

UYU	— Uruguayan Peso

At December 31, 2023, the Portfolio had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
3-Month SOFR Futures, Call	3/15/24	$95.250	33	82,500	$(5,981)
3-Month SOFR Futures, Call	3/15/24	96.125	66	165,000	(4,125)
3-Month SOFR Futures, Call	12/13/24	97.125	75	187,500	(46,406)
3-Month SOFR Futures, Put	12/13/24	95.500	75	187,500	(37,500)
U.S. Treasury 5-Year Notes Futures, Call	1/26/24	108.250	29	29,000	(26,961)
U.S. Treasury 5-Year Notes Futures, Call	1/26/24	110.000	54	54,000	(13,078)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	112.500	42	42,000	(47,250)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	114.500	66	66,000	(23,719)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	114.750	38	38,000	(11,875)
U.S. Treasury 10-Year Notes Futures, Call	1/26/24	115.000	56	56,000	(14,875)
U.S. Treasury 10-Year Notes Futures, Call	2/23/24	116.000	60	60,000	(23,437)
Total Exchange-Traded Written Options (Premiums received — $248,838)					(255,207)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	61

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Mexican Peso, Put (Premiums received — $10,076)	Morgan Stanley & Co. Inc.	2/22/24	16.799	MXN	1,355,381	1,355,381	$(11,918)
Total Written Options (Premiums received — $258,914)							$(267,125)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	116	3/25	$27,735,498	$27,918,300	$182,802
3-Month SOFR	258	3/26	62,007,550	62,523,075	515,525
Euro-Bobl	15	3/24	1,948,713	1,975,187	26,474
Euro-OAT	25	3/24	3,523,290	3,629,512	106,222
U.S. Treasury 2-Year Notes	9	3/24	1,835,594	1,853,226	17,632
U.S. Treasury 10-Year Notes	333	3/24	36,612,110	37,592,580	980,470
U.S. Treasury Ultra Long-Term Bonds	200	3/24	24,300,530	26,718,750	2,418,220
United Kingdom Long Gilt Bonds	19	3/24	2,346,753	2,486,014	139,261
					4,386,606
Contracts to Sell:
3-Month SOFR	2	3/24	472,723	473,212	(489)
3-Month SOFR	25	6/24	5,910,841	5,938,437	(27,596)
Euro-Bund	28	3/24	4,121,891	4,241,553	(119,662)
Euro-Buxl	8	3/24	1,155,163	1,251,614	(96,451)
Japanese 10-Year Bonds	4	3/24	4,121,963	4,161,986	(40,023)
U.S. Treasury 5-Year Notes	308	3/24	33,021,428	33,502,220	(480,792)
U.S. Treasury Long-Term Bonds	87	3/24	10,130,435	10,869,563	(739,128)

See Notes to Financial Statements.

62	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra 10-Year Notes	95	3/24	$10,705,714	$11,211,485	$(505,771)
					(2,009,912)
Net unrealized appreciation on open futures contracts					$2,376,694

Abbreviation(s) used in this table:

Bobl	— Bundesobligation (Medium-term German Federal Government Bond)

Buxl	— Ultra Long German Bond

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At December 31, 2023, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	4,093,755	USD	3,005,164	Bank of America N.A.	1/19/24	$85,280
AUD	10,000	USD	6,445	BNP Paribas SA	1/19/24	375
AUD	2,123,886	USD	1,351,571	BNP Paribas SA	1/19/24	96,783
EUR	1,325,166	USD	1,404,943	BNP Paribas SA	1/19/24	59,241
USD	2,039,014	GBP	1,668,279	BNP Paribas SA	1/19/24	(87,714)
USD	81,355	EUR	74,000	Goldman Sachs Group Inc.	1/19/24	(408)
USD	213,963	ZAR	4,057,386	Goldman Sachs Group Inc.	1/19/24	(7,434)
USD	220,915	ZAR	4,190,000	Goldman Sachs Group Inc.	1/19/24	(7,718)
ZAR	8,247,386	USD	428,993	Goldman Sachs Group Inc.	1/19/24	21,036
MXN	6,080,400	USD	347,608	JPMorgan Chase & Co.	1/19/24	9,171
MXN	9,492,110	USD	517,219	JPMorgan Chase & Co.	1/19/24	39,749
USD	3,239,350	CNH	23,513,149	JPMorgan Chase & Co.	1/19/24	(65,318)
USD	564,908	CNY	4,079,198	JPMorgan Chase & Co.	1/19/24	(11,521)
USD	203,619	IDR	3,192,347,568	JPMorgan Chase & Co.	1/19/24	(3,673)
INR	40,204,747	USD	481,338	Morgan Stanley & Co. Inc.	1/19/24	1,476
JPY	774,138,307	USD	5,254,591	Morgan Stanley & Co. Inc.	1/19/24	253,876
NOK	15,357,495	EUR	1,326,180	Morgan Stanley & Co. Inc.	1/19/24	47,105
Net unrealized appreciation on open forward foreign currency contracts						$430,306

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	63

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2023, the Portfolio had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co.	29,330,000	BRL	1/2/29	BRL-CDI**	10.230%**	$23,114	—	$23,114

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
74,524,000	1/31/24	5.410%**	Daily U.S. Federal Funds Intraday Effective Rate**	$(4,043)	—	$(4,043)
1,842,000	9/30/24	Daily SOFR Compound annually	3.500% annually	(20,596)	$(4,753)	(15,843)
3,125,000	5/31/28	Daily SOFR Compound annually	3.950% annually	56,223	8,586	47,637
28,260,000 MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	(77,553)	6,652	(84,205)

See Notes to Financial Statements.

64	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
47,980,000 MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	$(132,990)	$13,723	$(146,713)
941,000	2/15/47	1.520% annually	Daily SOFR Compound annually	286,071	(12,013)	298,084
3,523,000	2/15/48	2.600% annually	Daily SOFR Compound annually	471,874	303,002	168,872
3,484,000	2/15/48	3.050% annually	Daily SOFR Compound annually	211,485	131,251	80,234
5,086,000	5/15/48	3.150% annually	Daily SOFR Compound annually	224,407	(217,323)	441,730
Total				$1,014,878	$229,125	$785,753

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.41 Index	$38,465,000	12/20/28	1.000% quarterly	$746,112	$482,197	$263,915

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.41 Index	$6,683,589	12/20/28	5.000% quarterly	$(389,873)	$(45,382)	$(344,491)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	65

Schedule of investments (cont’d)

December 31, 2023

Western Asset Core Plus VIT Portfolio

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.
*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Reference rate(s) and their value(s) as of period end used in this table:

Reference Index	Reference Rate
28-Day MXN TIIE - Banxico	11.503%
BRL-CDI	11.650%
Daily SOFR Compound	5.390%
Daily U.S. Federal Funds	5.330%

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazilian Cetip InterBank Deposit Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Tasa de Intere’s Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)

See Notes to Financial Statements.

66	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $325,367,400)	$309,099,139
Investments in affiliated securities, at value (Cost — $8,466,316)	8,466,316
Foreign currency, at value (Cost — $1,309,923)	1,332,058
Cash	1,570,022
Receivable for securities sold	20,644,524
Interest receivable	2,171,394
Deposits with brokers for open futures contracts and exchange-traded options	1,344,841
Deposits with brokers for centrally cleared swap contracts	1,292,705
Unrealized appreciation on forward foreign currency contracts	614,092
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $504,904)	529,365
Receivable from brokers — net variation margin on centrally cleared swap contracts	76,654
Receivable for Portfolio shares sold	45,869
Dividends receivable from affiliated investments	31,236
OTC swaps, at value (premiums paid — $0)	23,114
Principal paydown receivable	4,863
Prepaid expenses	1,669
Total Assets	347,247,861

Liabilities:
Payable for securities purchased	25,765,670
Written options, at value (premiums received — $258,914)	267,125
Unrealized depreciation on forward foreign currency contracts	183,786
Investment management fee payable	120,025
Payable for Portfolio shares repurchased	110,191
Payable to brokers — net variation margin on open futures contracts	61,879
Service and/or distribution fees payable	16,368
Trustees’ fees payable	1,570
Accrued foreign capital gains tax	1,206
Accrued expenses	113,257
Total Liabilities	26,641,077
Total Net Assets	$320,606,784

Net Assets:
Par value (Note 7)	$648
Paid-in capital in excess of par value	375,569,810
Total distributable earnings (loss)	(54,963,674)
Total Net Assets	$320,606,784

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	67

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class I	$242,541,576
Class II	$78,065,208

Shares Outstanding:
Class I	49,008,204
Class II	15,745,244

Net Asset Value:
Class I	$4.95
Class II	$4.96

See Notes to Financial Statements.

68	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$15,156,543
Dividends from affiliated investments	556,144
Less: Foreign taxes withheld	(21,424)
Total Investment Income	15,691,263

Expenses:
Investment management fee (Note 2)	1,501,019
Service and/or distribution fees (Notes 2 and 5)	268,707
Fund accounting fees	94,159
Audit and tax fees	58,000
Shareholder reports	24,787
Legal fees	16,372
Trustees’ fees	7,473
Custody fees	4,317
Commitment fees (Note 9)	2,858
Insurance	2,259
Transfer agent fees (Notes 2 and 5)	1,188
Miscellaneous expenses	8,110
Total Expenses	1,989,249
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,342)
Net Expenses	1,978,907
Net Investment Income	13,712,356

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(21,439,823)	†
Futures contracts	(1,165,015)
Written options	1,548,287
Swap contracts	4,320,184
Forward foreign currency contracts	(823,938)
Foreign currency transactions	104,092
Net Realized Loss	(17,456,213)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	23,707,532	‡
Futures contracts	2,744,940
Written options	(23,939)
Swap contracts	(3,744,737)
Forward foreign currency contracts	272,830
Foreign currencies	20,078
Change in Net Unrealized Appreciation (Depreciation)	22,976,704
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	5,520,491
Increase in Net Assets From Operations	$19,232,847

†	Net of foreign capital gains tax of $4,006.

‡	Net of change in accrued foreign capital gains tax of $(2,252).

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	69

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$13,712,356	$8,479,033
Net realized loss	(17,456,213)	(22,139,319)
Change in net unrealized appreciation (depreciation)	22,976,704	(36,025,835)
Increase (Decrease) in Net Assets From Operations	19,232,847	(49,686,121)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(11,750,027)	(6,650,031)
Decrease in Net Assets From Distributions to Shareholders	(11,750,027)	(6,650,031)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	77,997,228	162,307,830
Reinvestment of distributions	11,750,027	6,650,031
Cost of shares repurchased	(97,972,522)	(45,452,038)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(8,225,267)	123,505,823
Increase (Decrease) in Net Assets	(742,447)	67,169,671

Net Assets:
Beginning of year	321,349,231	254,179,560
End of year	$320,606,784	$321,349,231

See Notes to Financial Statements.

70	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$4.82	$5.95	$6.23	$5.82	$5.43

Income (loss) from operations:
Net investment income	0.21	0.16	0.13	0.16	0.20
Net realized and unrealized gain (loss)	0.11	(1.18)	(0.25)	0.38	0.46
Total income (loss) from operations	0.32	(1.02)	(0.12)	0.54	0.66

Less distributions from:
Net investment income	(0.19)	(0.11)	(0.16)	(0.12)	(0.27)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.19)	(0.11)	(0.16)	(0.13)	(0.27)

Net asset value, end of year	$4.95	$4.82	$5.95	$6.23	$5.82
Total return[2]	6.82%	(17.23)%	(1.97)%	9.31%	12.17%

Net assets, end of year (000s)	$242,542	$198,982	$99,849	$92,357	$72,787

Ratios to average net assets:
Gross expenses	0.52%	0.51%	0.53%	0.59%	0.56%
Net expenses[3,4]	0.51	0.50	0.53	0.54	0.54
Net investment income	4.22	3.07	2.17	2.73	3.43

Portfolio turnover rate[5]	70%	49%	54%	80%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 110%, 57%, 78%, 113% and 198% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	71

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$4.83	$5.95	$6.23	$5.83	$5.43

Income (loss) from operations:
Net investment income	0.19	0.14	0.12	0.15	0.19
Net realized and unrealized gain (loss)	0.11	(1.17)	(0.26)	0.37	0.46
Total income (loss) from operations	0.30	(1.03)	(0.14)	0.52	0.65

Less distributions from:
Net investment income	(0.17)	(0.09)	(0.14)	(0.11)	(0.25)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.17)	(0.09)	(0.14)	(0.12)	(0.25)

Net asset value, end of year	$4.96	$4.83	$5.95	$6.23	$5.83
Total return[2]	6.44%	(17.28)%	(2.19)%	9.05%	11.82%

Net assets, end of year (000s)	$78,065	$122,367	$154,330	$130,834	$120,609

Ratios to average net assets:
Gross expenses	0.76%	0.76%	0.78%	0.83%	0.80%
Net expenses[3,4]	0.76	0.76	0.78	0.79	0.79
Net investment income	3.89	2.64	1.92	2.50	3.21

Portfolio turnover rate[5]	70%	49%	54%	80%	133%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 110%, 57%, 78%, 113% and 198% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See Notes to Financial Statements.

72	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio

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Notes to financial statements (cont’d)

calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

74	Western Asset Core Plus VIT Portfolio 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$102,165,695	—		$102,165,695
Mortgage-Backed Securities	—	96,061,574	$97,906		96,159,480
Collateralized Mortgage Obligations	—	35,954,712	—		35,954,712
U.S. Government & Agency Obligations	—	33,517,774	—		33,517,774
Asset-Backed Securities	—	15,937,563	—		15,937,563
Sovereign Bonds	—	12,105,710	—		12,105,710
Senior Loans	—	9,324,718	—		9,324,718
U.S. Treasury Inflation Protected Securities	—	3,031,282	—		3,031,282
Purchased Options:
Exchange-Traded Purchased Options	$885,195	—	—		885,195
OTC Purchased Options	—	17,010	—		17,010
Common Stocks	—	—	0	*	0	*
Total Long-Term Investments	885,195	308,116,038	97,906		309,099,139
Short-Term Investments†	8,466,316	—	—		8,466,316
Total Investments	$9,351,511	$308,116,038	$97,906		$317,565,455

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Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$4,386,606	—	—	$4,386,606
Forward Foreign Currency Contracts††	—	$614,092	—	614,092
OTC Interest Rate Swaps	—	23,114	—	23,114
Centrally Cleared Interest Rate Swaps††	—	1,036,557	—	1,036,557
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	263,915	—	263,915
Total Other Financial Instruments	$4,386,606	$1,937,678	—	$6,324,284
Total	$13,738,117	$310,053,716	$97,906	$323,889,739

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$255,207	—	—	$255,207
OTC Written Options	—	$11,918	—	11,918
Futures Contracts††	2,009,912	—	—	2,009,912
Forward Foreign Currency Contracts††	—	183,786	—	183,786
Centrally Cleared Interest Rate Swaps††	—	250,804	—	250,804
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	344,491	—	344,491
Total	$2,265,119	$790,999	—	$3,056,118

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. The Portfolio may purchase option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

76	Western Asset Core Plus VIT Portfolio 2023 Annual Report

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. The Portfolio may write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. The Portfolio may purchase or write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss

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Notes to financial statements (cont’d)

related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

78	Western Asset Core Plus VIT Portfolio 2023 Annual Report

involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2023, the total notional value of all credit default swaps to sell protection was $38,465,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2023, see Note 4.

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Notes to financial statements (cont’d)

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. CDS

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are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value

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Notes to financial statements (cont’d)

of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(j) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

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Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

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Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

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(q) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables

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Notes to financial statements (cont’d)

with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2023, the Portfolio held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $195,704. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

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(v) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(w) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2023, there were $1,206 of capital gains tax liabilities accrued on unrealized gains.

(x) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$149,948	$(149,948)

(a)	Reclassifications are due to a prior year taxable overdistribution.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. FTFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

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Notes to financial statements (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.450%
Next $500 million	0.425
Over $1 billion	0.400

FTFA provides administrative and certain oversight services to the Portfolio. FTFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $10,342, all of which was an affiliated money market fund waiver.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Portfolio had no remaining fee waivers and/or expense reimbursements subject to recapture by FTFA. For the year ended December 31, 2023, FTFA did not recapture any fees.

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Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Portfolio pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Portfolio incurred transfer agent fees as reported on the Statement of Operations, of which $669 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$58,570,652	$313,185,753
Sales	62,609,645	328,328,350

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$334,676,835	$4,334,784	$(21,446,164)	$(17,111,380)
Written options	(258,914)	42,668	(50,879)	(8,211)
Futures contracts	—	4,386,606	(2,009,912)	2,376,694
Forward foreign currency contracts	—	614,092	(183,786)	430,306
Swap contracts	665,940	1,323,586	(595,295)	728,291

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Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$885,195	$17,010	—	$902,205
Futures contracts[3]	4,386,606	—	—	4,386,606
Forward foreign currency contracts	—	614,092	—	614,092
OTC swap contracts[4]	23,114	—	—	23,114
Centrally cleared swap contracts[5]	1,036,557	—	$263,915	1,300,472
Total	$6,331,472	$631,102	$263,915	$7,226,489

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$255,207	$11,918	—	$267,125
Futures contracts[3]	2,009,912	—	—	2,009,912
Forward foreign currency contracts	—	183,786	—	183,786
Centrally cleared swap contracts[5]	250,804	—	$344,491	595,295
Total	$2,515,923	$195,704	$344,491	$3,056,118

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

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The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(3,389,675)	$(49,709)	—	$(3,439,384)
Futures contracts	(1,165,015)	—	—	(1,165,015)
Written options	1,528,582	19,705	—	1,548,287
Swap contracts	3,438,285	—	$881,899	4,320,184
Forward foreign currency contracts	—	(823,938)	—	(823,938)
Total	$412,177	$(853,942)	$881,899	$440,134

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$406,825	$(35,973)	—	$370,852
Futures contracts	2,744,940	—	—	2,744,940
Written options	(22,097)	(1,842)	—	(23,939)
Swap contracts	(3,300,273)	—	$(444,464)	(3,744,737)
Forward foreign currency contracts	—	272,830	—	272,830
Total	$(170,605)	$235,015	$(444,464)	$(380,054)

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2023, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$462,454
Written options	303,532
Futures contracts (to buy)	127,968,804
Futures contracts (to sell)	102,578,303
Forward foreign currency contracts (to buy)	16,950,438
Forward foreign currency contracts (to sell)	10,262,047

Western Asset Core Plus VIT Portfolio 2023 Annual Report	91

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$92,578,744
Credit default swap contracts (buy protection)	6,575,483
Credit default swap contracts (sell protection)	45,405,077

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$85,280	—	$85,280	—	$85,280
BNP Paribas SA	161,832	$(87,714)	74,118	—	74,118
Goldman Sachs Group Inc.	31,581	(15,560)	16,021	—	16,021
JPMorgan Chase & Co.	73,066	(80,512)	(7,446)	—	(7,446)
Morgan Stanley & Co. Inc.	302,457	(11,918)	290,539	—	290,539
Total	$654,216	$(195,704)	$458,512	—	$458,512

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$568
Class II	$268,707	620
Total	$268,707	$1,188

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$6,686
Class II	3,656
Total	$10,342

92	Western Asset Core Plus VIT Portfolio 2023 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class I	$9,071,979	$4,322,385
Class II	2,678,048	2,327,646
Total	$11,750,027	$6,650,031

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	12,474,237	$61,865,306	27,046,394	$139,890,160
Shares issued on reinvestment	1,889,995	9,071,979	876,752	4,322,385
Shares repurchased	(6,621,517)	(32,416,288)	(3,447,295)	(17,635,167)
Net increase	7,742,715	$38,520,997	24,475,851	$126,577,378
Class II
Shares sold	3,286,557	$16,131,922	4,321,762	$22,417,670
Shares issued on reinvestment	557,927	2,678,048	471,183	2,327,646
Shares repurchased	(13,449,958)	(65,556,234)	(5,368,667)	(27,816,871)
Net decrease	(9,605,474)	$(46,746,264)	(575,722)	$(3,071,555)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company

Western Asset Core Plus VIT Portfolio 2023 Annual Report	93

Notes to financial statements (cont’d)

for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$24,913,349	$213,029,417	213,029,417	$229,476,450	229,476,450

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$556,144	—	$8,466,316

9. Redemption facility

The Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$11,750,027	$6,650,031

94	Western Asset Core Plus VIT Portfolio 2023 Annual Report

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,195,408
Deferred capital losses*	(38,503,082)
Other book/tax temporary differences(a)	(4,141,405)
Unrealized appreciation (depreciation)(b)	(13,514,595)
Total distributable earnings (loss) — net	$(54,963,674)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Core Plus VIT Portfolio 2023 Annual Report	95

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the portfolios constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

96	Western Asset Core Plus VIT Portfolio 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Western Asset Core Plus VIT Portfolio	97

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

98	Western Asset Core Plus VIT Portfolio

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Western Asset Core Plus VIT Portfolio	99

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee[3]	123
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

100	Western Asset Core Plus VIT Portfolio

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Western Asset Core Plus VIT Portfolio	101

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and the all of investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

102	Western Asset Core Plus VIT Portfolio

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$13,747,242
Interest Earned from Federal Obligations	Note (1)	$109,483

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Core Plus VIT Portfolio	103

Western Asset

Core Plus VIT Portfolio

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010544 2/24 SR24-4823

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,258 in December 31, 2022 and $137,018 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $350,359 in December 31, 2022 and $342,635 in December 31, 2023.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 20, 2024